UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Equity Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EQUITY BANCSHARES, INC.

7701 East Kellogg Drive, Suite 200

Wichita, Kansas 67207

March     , 2016

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Equity Bancshares, Inc.:

Notice is hereby given that the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Equity Bancshares, Inc. (the “Company”) will be held on April 27, 2016 at 5:00 p.m., Central Time, at Wichita Country Club, 8501 E. 13th Street North, Wichita, Kansas 67206. The Annual Meeting is being held for the following purposes:

1.	To elect five Class I members of the Company’s Board of Directors to serve until the Company’s 2019 annual meeting of stockholders, each until their successor is duly elected and qualified or until their earlier death, resignation or removal;

2.	To ratify the appointment of Crowe Chizek LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016;

3.	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the maximum number of directors from fifteen to twenty-five directors;

4.	To approve the Amended and Restated 2013 Stock Incentive Plan; and

5.	To transact such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

These proposals are described in the accompanying proxy statement. The Board of Directors has fixed the close of business on March 14, 2016, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the Company’s principal executive offices for ten days prior to the Annual Meeting.

You are cordially invited to attend the Annual Meeting; however, whether or not you expect to attend the Annual Meeting in person, you are urged to submit your proxy so that your shares of stock may be represented and voted in accordance with your preferences and in order to help establish the presence of a quorum at the Annual Meeting. You can vote your shares by properly completing, signing and returning the enclosed proxy card. If you attend the Annual Meeting and would like to vote in person, you may do so even if you have already dated, signed and returned your proxy card.

By Order of the Board of Directors,

Brad S. Elliott

Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT

You are cordially invited and urged to attend the Annual Meeting. Your participation in the Company’s affairs is important. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and promptly mail it in the enclosed envelope. You can revoke your proxy in writing at any time before the Annual Meeting, so long as your written request is received by our corporate secretary before the call to order of the Annual Meeting. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned the proxy card.

ABOUT THE ANNUAL MEETING	2
ITEM 1. ELECTION OF DIRECTORS	8
Classification of the Company’s Directors	8
Election Procedures; Term of Office	8
Nominees for Election	9
CONTINUING DIRECTORS AND EXECUTIVE OFFICERS	11
Directors Continuing in Office Until the 2017 Annual Meeting	11
Directors Continuing in Office Until the 2018 Annual Meeting	12
Non-Director Executive Officers	13
CORPORATE GOVERNANCE	15
Risk Management and Oversight	15
Meetings of the Board	15
Leadership Structure	15
Committees of the Board	15
Director Nominations	17
Stockholder Communications with Our Board	20
Director Attendance at the Annual Meeting	20
Code of Business Conduct and Ethics	20
Director Independence	20
DIRECTOR COMPENSATION	21
EXECUTIVE COMPENSATION AND OTHER INFORMATION	23
Summary Compensation Table	23
Narrative Discussion of Summary Compensation Table	24
Outstanding Equity Awards at Fiscal Year-End	27
Equity Incentive Plans	27
Compensation Committee Interlocks and Insider Participation	28
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	29
COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	32
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	36
ITEM 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	36
AUDIT MATTERS	37
Audit Committee Report	37
Audit Committee Pre-Approval Policy	38
Fees and Services of Independent Registered Public Accounting Firm	38
ITEM 3. APPROVAL OF AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE MAXIMUM NUMBER OF DIRECTORS THAT MAY SERVE ON THE BOARD	39
ITEM 4. APPROVAL OF COMPANY’S AMENDED AND RESTATED 2013 STOCK INCENTIVE PLAN	41
DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING	48
ANNUAL REPORT ON FORM 10-K	48
OTHER MATTERS	48
APPENDIX A: PROPOSED AMENDED AND RESTATED 2013 STOCK INCENTIVE PLAN	A-1

EQUITY BANCSHARES, INC.

7701 East Kellogg Drive, Suite 200

Wichita, Kansas 67207

PROXY STATEMENT

2016 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Equity Bancshares, Inc. for use at the Equity Bancshares, Inc. 2016 Annual Meeting of Stockholders (the “Annual Meeting”). In this Proxy Statement, references to “Equity,” the “Company,” “we,” “us,” “our” and similar expressions refer to Equity Bancshares, Inc., unless the context or a particular reference provides otherwise. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”).

The Board requests your proxy for the Annual Meeting that will be held on April 27, 2016, at 5:00 p.m., Central Time, at Wichita Country Club, 8501 E. 13th Street North, Wichita, Kansas 67206, for the purposes set forth in the accompanying notice (the “Notice”) and described in this Proxy Statement. By granting a proxy, you authorize the persons named in the proxy to represent you and vote your shares at the Annual Meeting or any adjournment(s) or postponement(s) thereof.

This Proxy Statement, Notice of Annual Meeting, and Proxy Card are being mailed and released to stockholders on or about March     , 2016

If you attend the Annual Meeting, you may vote in person. If you are not present at the Annual Meeting, your shares may be voted only by a person to whom you have given a proper proxy.

Brokers are not permitted to vote your shares for discretionary matters, which include the election of directors, approval of the Amended and Restated 2013 Stock Incentive Plan and approval of the amendment of the Amended and Restated Articles of the Company without your instructions as to how to vote. Please return your proxy so that your vote can be counted.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, APRIL 27, 2016.

Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”), the Company is providing access to its proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of its proxy materials on the internet. You may access the following information at www.equitybank.com in the investor relations section of our website:

•	Notice of 2016 Annual Meeting of Stockholders to be held on Wednesday, April 27, 2016;

•	Proxy Statement for 2016 Annual Meeting of Stockholders to be held on Wednesday, April 27, 2016;

•	Form of Proxy; and

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

ABOUT THE ANNUAL MEETING

When and where will the meeting be held?

The Annual Meeting will be held on April 27, 2016 at 5:00 p.m., Central Time, at Wichita Country Club, 8501 E. 13th Street North, Wichita, Kansas 67206.

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.”

What is a proxy statement?

A proxy statement is a document that describes the matters to be voted upon at the Annual Meeting and provides additional information about the Company. Pursuant to regulations of the SEC, we are required to provide you with a proxy statement containing certain information when we ask you to sign a proxy card to vote your stock at a meeting of the Company’s stockholders.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the Notice, including the following:

1.	To elect five Class I members of the Company’s Board to serve until the Company’s 2019 annual meeting of stockholders, each until their successor is duly elected and qualified or until their earlier death, resignation or removal;

2.	To ratify the appointment of Crowe Chizek LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016;

3.	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation (the “Articles”) to increase the maximum number of directors from fifteen to twenty-five directors;

4.	To approve the Amended and Restated 2013 Stock Incentive Plan (the “Restated Stock Incentive Plan”); and

5.	To transact such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

What is a record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 14, 2016 (the “Record Date”). The Record Date is established by the Board as required by the Company’s Articles, Amended and Restated Bylaws (the “Bylaws”) and Kansas law. On the Record Date, 7,150,017 shares of Class A Common Stock were outstanding.

Who is entitled to vote at the annual meeting?

Holders of Class A Common Stock as of the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

Each holder of Class A Common Stock is entitled to one vote for each share of Class A Common Stock registered, on the Record Date, in such holder’s name on the books of the Company on all matters to be acted upon at the Annual Meeting. The Company’s Articles prohibit cumulative voting in the election of directors by the common stock of the Company.

The holders of at least one-half of the outstanding shares of Class A Common Stock must be represented at the Annual Meeting, in person or by proxy, in order to constitute a quorum for the transaction of business. At any meeting of the Company’s stockholders, whether or not a quorum is present, the chairman of the meeting or the holders of a majority of the Class A Common Stock, present in person or represented by proxy and entitled to vote at the meeting, may adjourn the meeting from time to time without notice or other announcement.

Our Class B common stock, par value $0.01 per share, of the Company (“Class B Common Stock”) is non-voting and will have no voting rights at our Annual Meeting.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Continental Stock Transfer and Trust Company (“Continental”), the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares. The Proxy Statement and proxy card have been sent directly to you by Continental at the Company’s request. On the Record Date, the company has 165 holders of record.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Proxy Statement and proxy card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions it included in the mailing or by following its instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Your broker has discretionary authority to vote your shares with respect to Item 2—the ratification of the appointment of Crowe Chizek LLP as the Company’s independent registered public accounting firm. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Item 1—the election of directors to the Company’s Board, Item 3—the amendment of the Company’s Articles, or Item 4—the approval of the Company’s Restated Stock Incentive Plan.

How do I vote my shares?

If you are a record holder, you may vote your Class A Common Stock at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. To vote by proxy, you must mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope.

The proxy card is fairly simple to complete, with specific instructions on the card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your Class A Common Stock at the Annual Meeting in accordance with your instructions. The Board has appointed Brad S. Elliott and Gregory H. Kossover to serve as the proxies for the Annual Meeting.

Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. If you complete all of the proxy card except for one or more of the voting instructions, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the Annual Meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a voting instruction card along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you complete the voting instruction card except for one or more of the voting instructions, then your broker will be unable to vote your shares with respect to the proposal as to which you provide no voting instructions, except that the broker has the discretionary authority to vote your shares with respect to Item 2—the ratification of the appointment of Crowe Chizek LLP.

Alternatively, if you hold your shares in “street name” and you want to vote your shares in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares in person at the Annual Meeting.

Who counts the votes?

All votes will be tabulated by the inspectors of election appointed for the Annual Meeting. Votes for each proposal will be tabulated separately.

Can I vote my shares in person at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the Annual Meeting by completing a ballot at the Annual Meeting.

If you hold your shares in “street name,” you may vote your shares at the Annual Meeting only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares as discussed above.

Even if you currently plan to attend the Annual Meeting, we recommend that you also return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

With respect to the election of directors, you may vote for the election of each nominee, against the election of each nominee, or abstain from voting for the election of each nominee. With respect to each of the other proposals, you may vote for the proposal, against the proposal or abstain from voting on the proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Item 1—FOR the election of each nominee for director;

Item 2—FOR the ratification of the appointment of Crowe Chizek LLP;

Item 3—FOR the amendment of the Company’s Articles; and

Item 4—FOR the approval of the Company’s Restated Stock Incentive Plan.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Item 1—FOR the election of each nominee for director;

Item 2—FOR the ratification of the appointment of Crowe Chizek LLP;

Item 3—FOR the amendment of the Company’s Articles; and

Item 4—FOR the approval of the Company’s Restated Stock Incentive Plan.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares, except that the nominee will have discretion to vote on Item 2—the ratification of the appointment of Crowe Chizek LLP.

May I change my vote after I have submitted my proxy card?

Yes. Each stockholder giving a proxy has the power to revoke it at any time before the Annual Meeting is called to order. This revocation is effective upon receipt, at any time before the Annual Meeting is called to order, by our corporate secretary of either (1) an instrument revoking the proxy, (2) a duly executed proxy bearing a later date than the preceding proxy, or (3) attending the Annual Meeting and voting your shares in person. Your attendance alone at the Annual Meeting will not revoke your proxy unless you give written notice of revocation to the corporate secretary of the Company before the Annual Meeting is called to order.

All written notices of revocation and other communications with respect to revocation or proxies should be sent to: Equity Bancshares, Inc., 7701 East Kellogg Drive, Suite 200, Wichita, Kansas 67207, Attention: Corporate Secretary. If you are a “street name” holder, contact your bank, broker or other nominee so that they can provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Each holder of Class A Common Stock is entitled to one vote for each share of Class A Common Stock registered, on the Record Date, in such holder’s name on the books of the Company on all matters to be acted upon at the Annual Meeting.

Item 1: The election of each nominee for director will require the affirmative vote of the holders of a majority of the Class A Common Stock present in person or represented by proxy at the Annual Meeting.

Item 2: The ratification of Crowe Chizek LLP’s appointment as the Company’s independent registered public accounting firm will require the affirmative vote of the holders of a majority of the Class A Common Stock present in person or represented by proxy at the Annual Meeting.

Item 3: The amendment of the Company’s Articles to increase the maximum number of directors that may serve on the Board will require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of all of the shares of the then outstanding Class A Common Stock.

Item 4: The approval of the Restated Stock Incentive Plan will require the affirmative vote of the holders of a majority of the Class A Common Stock present in person or represented by proxy at the Annual Meeting.

What is a quorum?

Generally, a quorum is defined as the number of shares that are required to be present at the Annual Meeting so that the results of voting on a particular proposal at the Annual Meeting will be deemed to be the act of the stockholders as a whole. With respect to Equity, a quorum is determined by counting the relevant number of shares of Class A Common Stock represented in person or by proxy at the Annual Meeting. If you submit a properly executed Proxy Card, you will be considered part of the quorum even if do not attend the Annual Meeting. The presence in person or by proxy of one-half of the Class A Common Stock outstanding on the Record Date will constitute a quorum.

How are broker non-votes and abstentions treated?

Brokers, as holders of record, are permitted to vote on certain routine matters, but not on non-routine matters. A broker non-vote occurs when a broker does not have discretionary authority to vote the shares and has not received voting instructions from the beneficial owner of the shares. The only routine matter to be presented at the Annual Meeting is Item 2—the ratification of the appointment of the independent registered public accounting firm. If you hold shares in “street name” and do not provide voting instructions to your broker, those shares will be counted as broker non-votes for all non-routine matters. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting with respect to all of the proposals to be considered at the Annual Meeting. However, broker non-votes will not be counted for purposes of determining the number of shares of stock having voting power present in person or represented by proxy.

For matters requiring the affirmative vote of the majority of stock having voting power present in person or represented by proxy, abstentions are included in the denominator as shares “present” or “represented” and have the same practical effect as a vote “against” a proposal.

Item 1: An abstention with respect to one or more nominees for director will have the effect of a vote against such nominee or nominees. A broker non-vote will not affect the outcome of this proposal.

Item 2: Any abstentions will have the effect of a vote against the proposal to ratify the appointment of Crowe Chizek LLP as the Company’s independent registered public accounting firm. Since the ratification of the appointment of the independent registered public accounting firm is considered a routine matter and a broker or other nominee may generally vote on routine matters, no broker non-votes are expected to occur in connection with this proposal.

Item 3: A broker non-vote or abstention will have the effect of a vote against the proposal to amend the Articles because the proposal to amend the Articles requires the vote of sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the shares of the then outstanding Class A Common Stock.

Item 4: An abstention with respect to approval of the Restated Stock Incentive Plan will have the effect of a vote against the approval of the Restated Stock Incentive Plan. A broker non-vote will not affect the outcome of this proposal.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of soliciting stockholder proxies. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, if deemed advisable, directors, officers and employees of the Company may solicit proxies personally or by telephone or other means of communication, without being paid additional compensation for such services. This proxy solicitation is made by the Board and the cost of this solicitation is being borne by the Company. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding the proxy materials to beneficial owners of the Company’s Class A Common Stock. We also may engage a proxy solicitation firm to assist us with the solicitation of proxies and, if so, would expect to pay that firm approximately $20,000 for its services, plus out-of-pocket expenses.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. The proxy also confers on the proxies the discretionary authority to vote with respect to any matter presented at the Annual Meeting for which advance notice was not received by the Company in accordance with our Bylaws. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company intends to publish the voting results in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement and the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please write to Equity Bancshares, Inc., 7701 East Kellogg Drive, Suite 200, Wichita, Kansas 67207, Attention: John Hanley, Senior Vice President and Director of Investor Relations or call (316) 612-6000 and ask for John Hanley.

ITEM ONE: ELECTION OF DIRECTORS

Classification of the Company’s Directors

In accordance with the terms of our Articles, our Board is divided into three classes, Class I, Class II and Class III, with each class serving staggered three-year terms, and is divided as follows:

•	The Class I directors are James L. Berglund, Roger A. Buller, Michael R. Downing, David B. Moore and Shawn D. Penner. Their term will expire at the annual meeting of stockholders to be held in 2016;

•	The Class II directors are Brad S. Elliott, Wayne K. Goldstein, Randee R. Koger, Gregory H. Kossover and Harvey R. Sorensen. Their term will expire at the annual meeting of stockholders to be held in 2018; and

•	The Class III directors are Gary C. Allerheiligen, Jeff A. Bloomer, P. John Eck, Gregory L. Gaeddert and Michael B. High. Their term will expire at the annual meeting of stockholders to be held in 2017.

Election Procedures; Term of Office

At each annual meeting of stockholders, or special meeting in lieu thereof, upon the expiration of the term of a class of directors, the successors to such directors will be elected to serve from the time of election and qualification until the third annual meeting following his or her election and the election and qualification of his or her successor or until such director’s earlier death, resignation or removal. Any additional directorships resulting from an increase in the number of directors will be distributed by the Board among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

The Corporate Governance and Nominating Committee has recommended to the independent members of our Board, and the independent members of the Board, meeting in an executive session, have approved the nomination of, James L. Berglund, Roger A. Buller, Michael R. Downing, David B. Moore and Shawn D. Penner to fill the Class I director seats, and the independent members of the Board recommend these nominees for election by our stockholders as members of the Board. Each of the nominees currently serves as a Class I director. The Class I nominees, if elected at the Annual Meeting, will serve until the annual meeting of stockholders in 2019.

Each Class I nominee receiving the affirmative vote of the holders of a majority of the Class A Common Stock present in person or represented by proxy at the Annual Meeting will be elected. Unless instructed to abstain or vote against one or more of the nominees, all shares of Class A Common Stock represented by proxy will be voted FOR the election of the nominees. If instructed to abstain or vote against one or more but not all of the nominees, all shares of Common Stock represented by any such proxy will be voted FOR the election of the nominee or nominees, as the case may be, as to whom no instruction to abstain or vote against has been given.

If a nominee becomes unavailable to serve as a director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the Board. The Board has no reason to believe that any nominee will be unavailable to serve as a director. All of the nominees have consented to being named herein and to serve if elected.

Any director vacancy occurring after the election may be filled by the affirmative vote of the majority of the directors then in office, even if the remaining directors constitute less than a quorum of the full Board. In accordance with our Articles, the term of a director elected to fill a vacancy shall expire upon the expiration of the term of office of the class of directors in which such vacancy occurred.

The Management Rights Agreements with funds affiliated with each of Endicott Opportunity Partners III, L.P. and Patriot Financial Partners, L.P. and the Stock Purchase Agreement with funds affiliated with Resource Financial Institutions Group, Inc. provides for the rights of such funds to nominate individuals for election to our

Board. See “Certain Relationships and Related Person Transactions—Management Rights Agreement.” Messrs. High, Moore and Goldstein were first nominated for election to our Board by funds affiliated with Patriot Financial Partners, L.P., Resource Financial Institutions Group, Inc. and Endicott Opportunity Partners III, L.P. In 2015, Endicott Opportunity Partners III, L.P.’s prior nominee, John McCarthy, resigned from the Board and the Board appointed Mr. Goldstein to fill the vacancy. At the 2016 Annual Meeting funds affiliated with Resource Financial Institutions Group, Inc. have nominated Mr. Moore.

Nominees for Election

The following table sets forth the name, age, position with the Company and director class for each nominee for election as a director of the Company:

Name	Age	Position(s) with Equity	Class
James L. Berglund	81	Director	I
Roger A. Buller	68	Director	I
Michael R. Downing	53	Director	I
David B. Moore	48	Director	I
Shawn D. Penner	46	Director	I

The biography of each of the director nominees set forth below contains information regarding the person’s service as a director and/or executive officer, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Corporate Governance and Nominating Committee and the Board to determine that the person should serve as a director.

James L. Berglund has served as a member of our Board since 2007. He worked for Sunflower Bank for 35 years, serving as President and Chief Executive Officer for twenty of those years. Since his retirement from Sunflower Bank in 2005, Mr. Berglund has served as lending consultant and on the board of directors of the State Bank of Osborne, Kansas. Mr. Berglund holds a Bachelor of Science in Business and a Juris Doctor from the University of Kansas. Mr. Berglund’s extensive banking experience and knowledge of the Kansas banking industry qualify him to serve on our Board.

Roger A. Buller has served as a member of our Board since 2006. Mr. Buller has served as a Senior Vice President and Regional Manager of Benjamin F. Edwards & Co., a financial advisory firm, since 2010. Prior to 2010, Mr. Buller served as Senior Vice President of A.G. Edwards and after the firm was acquired, Wachovia Securities and Wells Fargo Advisors. He also served on the board of A.G. Edwards’ brokerage subsidiary. Mr. Buller is a graduate of Wichita State University and holds a Bachelor of Business Administration degree. Mr. Buller provides excellent wealth management experience and enterprise and operational risk management skills to our Board.

Michael R. Downing has served as a member of our Board since 2008. Mr. Downing was the President, Chief Executive Officer and a director of Ellis State Bank from 1989 until the Company’s acquisition of Ellis State Bank in 2008. From 2008 until his retirement in 2012, he served as Western Kansas Market President for Equity Bank. He is currently involved in real estate sales, development and investment projects. At the appointment of the Governor of Kansas, he served two terms on the board of the Office of the State Bank Commissioner of Kansas. Prior to joining Ellis State Bank, Mr. Downing was a Field Examiner for the Office of the State Bank Commissioner from 1985 to 1989. Mr. Downing graduated from Fort Hays State University with a Bachelor of Science degree in Finance. Mr. Downing adds significant financial services industry expertise relevant to our community banking and commercial lending businesses. His leadership experience with a financial services company is important to the oversight of our business model.

David B. Moore has served as a member of our Board since 2012. Since 2005, Mr. Moore has served as Managing Principal of Marathon Capital Holdings, Inc., a private investment company focused on merchant banking that also provides advisory and financial consulting services. Prior to founding Marathon Capital Holdings, Inc., he was a Vice President with Castle Creek Capital, LLC, a San Diego-based private equity and merchant banking firm specializing in the community banking sector. Mr. Moore is a Chartered Financial Analyst and is a graduate of the Saïd Business School at Oxford University, the Graduate School of Business at the College of William and Mary, and the Stonier National Graduate School of Banking at Georgetown University. Mr. Moore’s investment and financial skills add administration and operational management oversight, as well as corporate governance expertise, to the Board.

Shawn D. Penner has served as a member of our Board since 2003. Mr. Penner is the owner of Shamrock Development, LLC, a real estate development firm, which he founded in 1997. He also serves as a director of First Federal of Olathe Bancorp, Inc., First Federal Savings and Loan Bank, and GPV, Inc. From 1993 to 1994, Mr. Penner worked as a national bank examiner for the Office of the Comptroller of the Currency. Mr. Penner graduated from Wichita State University with a Bachelor of Business Administration degree and a Master of Business Administration degree. He currently serves as a member of the Executive Board of the Wichita State University Alumni Association. Mr. Penner brings experience as an executive and local knowledge of our markets as well as bank regulatory and investment experience to the Board.

Vote Required

The election of each nominee for director will require the affirmative vote of the holders of a majority of the Class A Common Stock present in person or represented by proxy at the Annual Meeting. An abstention with respect to one or more nominees for director will have the effect of a vote against such nominee or nominees. A broker non-vote will not affect the outcome of this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our Class II and Class III directors whose terms of office do not expire at the Annual Meeting, and the executive officers of the Company who are not also directors:

Name	Age	Position(s) with Equity	Class	Director’s Term Expires
Directors Continuing until 2017:
Gary C. Allerheiligen	68	Director	III	2017
Jeff A. Bloomer	58	Director	III	2017
P. John Eck	67	Director	III	2017
Gregory L. Gaeddert	54	Director	III	2017
Michael B. High	67	Director	III	2017

Directors Continuing until 2018:
Brad S. Elliott	49	Chairman and Chief Executive Officer	II	2018
Wayne K. Goldstein	53	Director	II	2018
Randee R. Koger	54	Director	II	2018
Gregory H. Kossover	53	Director, Executive Vice President and Chief Financial Officer	II	2018
Harvey R. Sorensen	68	Director	II	2018

Non-Director Executive Officers:
Patrick J. Harbert	42	Executive Vice President and Community Markets President
Julie A. Huber	46	Executive Vice President and Chief Credit Officer, Secretary
Jennifer A. Johnson	52	Executive Vice President, Chief Operations Officer and Chief Information Officer
Rolando Mayans	65	Executive Vice President and Chief Risk Officer
Elizabeth A. Money	47	Executive Vice President and Retail Director
Sam S. Pepper, Jr.	55	Executive Vice President and Commercial Banking President

Set forth below is the background, business experience, attributes, qualifications and skills of the Company’s continuing directors and executive officers. Executive officers serve at the discretion of the Board.

Directors Continuing in Office Until the 2017 Annual Meeting:

Gary C. Allerheiligen has served as a member of our Board since 2014. Mr. Allerheiligen was a partner at Grant Thornton LLP from 1987 to his retirement in 2010, where he most recently served as a managing partner. Mr. Allerheiligen is a certified public accountant and is the past Chairman of the Board of the Kansas Society of Certified Public Accountants (“KSPCA”) and has served as the KSPCA’s elected member to the governing council of the American Institute of Certified Public Accountants. He also serves on the Board of Directors for the Orpheum Center for the Performing Arts and Forward Wichita, Inc. He is a former member of the School of Business Advisory Board at Emporia State University. Mr. Allerheiligen holds a Bachelor of Science in Business from Emporia State University. Mr. Allerheiligen’s experience and qualifications provide sound leadership to the Board. In addition, as a certified public accountant, Mr. Allerheiligen brings extensive accounting, management, strategic planning and financial skills important to the oversight of our financial reporting, enterprise and operational risk management.

Jeff A. Bloomer has served as a member of our Board since 2014. Since 2008, Mr. Bloomer has worked for Sunrise Oilfield Supply and is currently its President and Chief Operating Officer. Prior to 2008, Mr. Bloomer was Chief Operating Officer of Leslie Rudd Investment Company. Before joining Leslie Rudd Investment Company, he was Chief Executive Officer of IFR Systems, Inc., a NASDAQ listed company. Mr. Bloomer serves on the boards of Dunn Plastics, the Kansas Independent Oil and Gas Association and as a trustee of the Sedgwick County Zoo. He graduated from Emporia State University with a Bachelor of Science degree in Mathematics. Mr. Bloomer’s leadership experience of a NASDAQ listed company and diversified business experience qualifies him to serve on our Board.

P. John Eck has served as a member of our Board since 2003. Mr. Eck is currently the owner of AGV Corp., an upstream oil and gas company, and Eck Agency, Inc., a property and casualty insurance company. Mr. Eck is also an owner of Auto Finance Corp. and an investor in numerous other entrepreneurial enterprises. He has served on the School Board, City Council, and Hospital Board in Attica, Kansas. He graduated from Fort Hays State University with a Bachelor of Science degree in Business. His experience and qualifications provide sound leadership to the Board. In addition, Mr. Eck brings strong accounting, oil and gas expertise, insurance and financial skills important to the oversight of our financial reporting, enterprise and operational risk management.

Gregory L. Gaeddert has served as a member of our Board since 2007. Mr. Gaeddert has served as Managing Partner of B12 Capital Partners, LLC since 2006. Prior to co-founding B12 Capital Partners, LLC in 2006, Mr. Gaeddert was employed in various capacities by Commerce Bancshares, Inc. and its affiliates, including serving as Kansas City officer manager for its private equity arm, Capital For Business, Inc. He also served in various management roles for Commerce Bank in Wichita and Kansas City, including serving as Executive Vice President and Commercial Group Manager, Executive Committee and Senior Loan Committee member for the Wichita Bank. Mr. Gaeddert currently serves on the board of directors of Great Plains Ventures, Inc., IBT Industrial Solutions and several of B12 Capital Partners’ portfolio companies. Mr. Gaeddert graduated from Bethel College with a degree in Economics and Business Administration and he earned a Master of Business Administration degree from the University of Kansas. His experience and qualifications provide sound leadership to the Board. In addition, Mr. Gaeddert brings strong investment, accounting and financial skills important to the oversight of our financial reporting, enterprise and operational risk management.

Michael B. High has served as a member of our Board since 2011. Mr. High has served as a Partner of Patriot Financial Partners, L.P., a private equity firm focused on investing in community banks, thrifts and financial service related companies throughout the United States, since 2009. Prior to joining Patriot Financial Partners L.P., he served as Executive Vice President and Chief Operating Officer for Harleysville National Corporation from 2005 through 2008 and as its Chief Financial Officer during 2004. He began his career in the Philadelphia office of PricewaterhouseCoopers (formerly Coopers & Lybrand). Mr. High graduated from the Smeal College of Business Administration at Pennsylvania State University with a Bachelor of Science degree in Accounting. In addition, he is a certified public accountant (currently inactive). Mr. High’s service as a banking executive and investment, accounting and financial skills add administration and operational management experiences, as well as corporate governance expertise to the Board.

Directors Continuing in Office Until the 2018 Annual Meeting:

Brad S. Elliott is our founder, Chairman and Chief Executive Officer. He also serves as Chairman, President and Chief Executive Officer of Equity Bank. Before founding the Company in 2002, Mr. Elliott served as Director of Marketing at Koch Industries, Inc., a privately-held multinational corporation. Prior to joining Koch Industries, Inc., he served as a Regional President at Sunflower Bank, a community bank with locations throughout Kansas, Colorado and Missouri. Prior to joining Sunflower Bank, Mr. Elliott was employed in various capacities by Home State Bank and Trust for six years following graduation from McPherson College with a Bachelor of Science degree in Finance and Management. Mr. Elliott is also a graduate of the Stonier Graduate School of Banking. He has served on the board of directors for the Wichita Area Chamber of Commerce, the Wichita State University Shocker Athletic Scholarship Organization, PCS Advisory Board, Via

Christi Health, and the Kansas Bankers Association. Mr. Elliott adds financial services experience, especially lending and asset liability management to the Board, as well as a deep understanding of the Company’s business and operations. Mr. Elliott also brings risk and operations management and strategic planning expertise to the Board, skills that are important as we continue to implement our business strategy and acquire and integrate growth opportunities.

Wayne K. Goldstein has served as a member of our Board since 2015. Mr. Goldstein is a Principal of The Endicott Group, which he co-founded in 1996. Prior to founding The Endicott Group, from 1988 to January 1996, he was a Managing Director at Sandler O’Neill & Partners, L.P. He previously held prior positions in equity research at L.F. Rothschild Holdings, Inc. and corporate lending at Irving Trust Company. Mr. Goldstein received a Master of Business Administration in Finance from New York University and a Bachelor of Arts degree in Economics from Brandeis University. Mr. Goldstein is currently a member of the board of directors of First Capital Holdings, Inc., Columbia Lake Partners, and American Chartered Bancorp. Mr. Goldstein’s experience analyzing, advising and investing in domestic banking companies provides skills that are important as we continue to implement our business strategy and acquire and integrate growth opportunities.

Randee R. Koger has served as a member of our Board since 2003. Ms. Koger is currently a partner with the law firm of Wise & Reber, L.C. where she has practiced since 1991. Ms. Koger is a certified public accountant (currently inactive) and is a graduate of Oklahoma State University and the University of Tulsa College of Law. She has served on numerous civic and charitable boards and is the past president of the Tax Section of the Kansas Bar Association, the McPherson Chamber of Commerce and United Way of McPherson County. Ms. Koger brings legal, accounting and tax experience to the Board, providing oversight to our financial reporting, enterprise and operational risk management.

Gregory H. Kossover has served as Executive Vice President and Chief Financial Officer and as Executive Vice President of Equity Bank since October 2013. He has served as a member of our Board since December 2011. Prior to joining the Company, Mr. Kossover served as President of Physicians Development Group, a builder and manager of senior living facilities in the Wichita, Kansas metropolitan area, from 2012 to 2013. From 2004 to 2011 he served as Chief Executive Officer of Value Place, LLC, one of the largest economy extended stay lodging franchises in the United States. Mr. Kossover previously served as Treasurer of Western Financial Corporation, a publicly-held thrift holding company. Mr. Kossover graduated from Emporia State University with a Bachelor of Science degree in Accounting and has successfully completed the Uniform Certified Public Accountants exam. Mr. Kossover’s leadership and financial experience provide important oversight of our financial reporting and enterprise and operational risk management to the Board.

Harvey R. Sorensen has served as a member of our Board since 2003. Mr. Sorensen has been a partner of Foulston Siefkin LLP, Kansas’s largest law firm, since 1978. His practice focuses on mergers and acquisitions, private equity transactions, venture capital investments and tax matters. Mr. Sorensen is a graduate of the Northwestern University School of Law, the Boston University Graduate School of Management and Beloit College. He is active in a variety of civic and charitable organizations and currently serves as Chairman of The Orpheum Theater Board of Directors. Mr. Sorensen provides the Board with mergers and acquisitions and corporate governance experience in addition to his active involvement in many professional, civic and charitable organizations.

Non-Director Executive Officers:

Patrick J. Harbert has served as Executive Vice President and Community Markets President of Equity Bank since 2003. Prior to joining the Company, he was the Dodge City Market President for Sunflower Bank from June 1998 to August 2003. He graduated from Friends University with a Bachelor of Arts degree in Business, and he is also a graduate of the Graduate School of Banking at Colorado and the Bank Leaders of Kansas, which is sponsored by the Kansas Bankers Association. Harbert was elected to the Kansas Bankers Association Board of Directors in 2014 to serve a three year term.

Julie A. Huber serves as Executive Vice President and Chief Credit Officer of Equity Bank. Ms. Huber joined Equity Bank in 2003 and has served in a variety of leadership roles for Equity Bank over a period of twelve years, including overseeing our operations, human resources, compliance functions, and sales and training, and has managed the integration process for each community bank we have acquired. Ms. Huber served as President of Signature Bank following our acquisition of Signature Bank in 2007. Prior to joining the Company, Ms. Huber most recently served as the executive of Sunflower Bank responsible for the retail, operational, compliance and security functions. Ms. Huber graduated from McPherson College with a Bachelor of Science degree in Business Administration and History, received her Master of Business Administration from Baker University in 2014 and is a graduate of the Stonier Graduate School of Banking and the Bank Leaders of Kansas. Ms. Huber currently serves as President of the Andover Advantage Foundation in Andover, Kansas and is a Business Plan Advisor with Youth Entrepreneurs.

Jennifer A. Johnson has served as Executive Vice President, Chief Operations Officer and Chief Information Officer of Equity Bank since January 2012. Ms. Johnson previously served as the Executive Vice President, Chief Operations Officer and Chief Information Officer of Sunflower Bank where she was employed for 27 years. She graduated from Benedictine College with a Bachelor of Arts degree in Business and earned a Master of Business Administration degree from Kansas Wesleyan University. Ms. Johnson was honored as the 2007 Women of Achievement in Business and Industry and Kansas State University Alumni Fellow for the College of Technology. Ms. Johnson is a graduate of the Stonier Graduate School of Banking.

Rolando Mayans has served as Executive Vice President and Chief Risk Officer of Equity Bank since 2013. From 2009 to 2013, Mr. Mayans served as Chief Lending Officer for First National Bank of Hutchinson in Hutchinson, Kansas. He previously served as Chief Credit Officer of Equity Bank from 2006 to 2009. Mr. Mayans previously served as Chief Auditor for Fourth Financial Corporation and Bank IV and was instrumental in leading their due diligence efforts in connection with acquisitions. Mr. Mayans earned a Bachelor of Arts and a Masters in Accounting from Wichita State University. He is also a certified public accountant.

Elizabeth A. Money has served as Executive Vice President and Retail Director of Equity Bank since 2010. Prior to joining the Bank, Ms. Money served as a consultant to the FDIC for SolomonEdwards Group, a privately held, national professional services firm focused on strategy execution. Before joining SolomonEdwards Group, Ms. Money was Vice President, District Manager for U.S. Bank in Kansas City, where she oversaw 16 U.S. Bank locations in the Kansas City metropolitan area and over 150 employees for nearly 10 years. She was also employed by U.S. Bank for nine years in various retail banking roles in the Columbus, Ohio metropolitan area. She is a 2014 graduate of Banking Leadership Missouri, a program of the Missouri Banker’s Association. Ms. Money graduated from Bowling Green State University in Ohio with a Bachelor of Science in Business Administration.

Sam S. Pepper, Jr. has served as Executive Vice President and Commercial Banking President of Equity Bank since 2013. From 2011 to 2013, Mr. Pepper served as Chief Operating Officer and Regional President for Enterprise Bank. Prior to joining Enterprise Bank, he was employed in various capacities by M&I Bank and BMO Harris Bank for seven years, including most recently as Executive Vice President and Regional Manager for BMO Harris Bank’s commercial banking group in Kansas City. Mr. Pepper is a graduate of Western New England College in Springfield, Massachusetts and earned a Master of Business Administration from Long Island University in Brookville, New York.

CORPORATE GOVERNANCE

Risk Management and Oversight

Our Board is responsible for oversight of management and the business and affairs of the Company, including those relating to management of risk. Our full Board determines the appropriate risk for us generally, assesses the specific risks faced by us, and reviews the steps taken by management to manage those risks. While our full Board maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas. In particular, the Risk Management Committee and Audit Committee assist the Board in monitoring the effectiveness of the Company’s identification and management of risk, including financial and other business risks. The Compensation Committee is responsible for overseeing the management of risks relating to our executive and employee compensation plans and arrangements, and periodically reviews these arrangements to evaluate whether incentive or other forms of compensation encourage unnecessary or excessive risk taking by the Company. Our Nominating and Corporate Governance Committee monitors the risks associated with the independence of our Board and our Credit Committee oversees our general credit risk management policies and other credit related risks. Management regularly reports on applicable risks to the relevant committee or the full Board, as appropriate, with additional review or reporting on risks conducted as needed or as requested by our Board and its committees.

Meetings of the Board

The Board held eight regular meetings and six special meetings during 2015. There was no director who attended less than 75% of the aggregate of the (1) total number of meetings of the Board and (2)  total number of meetings held by committees on which he or she served.

Leadership Structure

Our Board meets at least eight times a year, and the board of directors of Equity Bank also meets at least eight times a year. Our Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board believes that it is in the best interests of our organization to make that determination from time to time based on the position and direction of our organization and the membership of the Board. The Board has determined that having our Chief Executive Officer serve as Chairman of the Board is in the best interests of our stockholders at this time. This structure makes best use of the Chief Executive Officer’s extensive knowledge of our organization and the banking industry. The Board views this arrangement as also providing an efficient nexus between our organization and the Board, enabling the Board to obtain information pertaining to operational matters expeditiously and enabling our Chairman to bring areas of concern before the Board in a timely manner.

Committees of the Board

Our Board has established standing committees in connection with the discharge of its responsibilities. These committees include the audit committee, compensation committee, corporate governance and nominating committee, credit committee and risk management committee. Our Board also may establish such other committees as it deems appropriate, in accordance with applicable law and regulations and our corporate governance documents. The composition and responsibilities of each committee are described below. Members will serve on these committees until their resignation or until otherwise determined by our Board.

Audit Committee

Our audit committee consists of Gary C. Allerheiligen, James L. Berglund, Gregory L. Gaeddert and Michael B. High, with Mr. Berglund serving as chair of the audit committee. Our audit committee has responsibility for, among other things:

•	selecting and hiring our independent registered public accounting firm, and approving the audit and non-audit services to be performed by our independent registered public accounting firm;

•	evaluating the qualifications, performance and independence of our independent registered public accounting firm;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	reviewing the adequacy and effectiveness of our internal control policies and procedures;

•	discussing the scope and results of the audit with the independent registered public accounting firm and reviewing with management and the independent registered public accounting firm our interim and year-end operating results; and

•	preparing the audit committee report required by the SEC to be included in our annual proxy statement.

Rule 10A-3 promulgated by the SEC under the Exchange Act and applicable NASDAQ Stock Market LLC (“NASDAQ”) rules require our audit committee to be composed entirely of independent directors. Our Board has affirmatively determined that each of the members of our audit committee meet the definition of “independent directors” under the rules of the NASDAQ and for purposes of serving on an audit committee under applicable SEC rules. Our Board also has determined that Mr. Berglund qualifies as an “audit committee financial expert” as defined by the SEC.

Our Board has adopted a written charter for our audit committee, which is available on our corporate website at www.equitybank.com in the investor relations section. The audit committee held five meetings during 2015.

Compensation Committee

Our compensation committee consists of Gary C. Allerheiligen, Jeff A. Bloomer, Roger A. Buller and David B. Moore, with Mr. Allerheiligen serving as chair of the committee. The compensation committee is responsible for, among other things:

•	reviewing and approving compensation of our executive officers including annual base salary, annual incentive bonuses, specific goals, equity compensation, employment agreements, severance and change in control arrangements, and any other benefits, compensation or arrangements;

•	reviewing and recommending compensation goals, bonus and stock compensation criteria for our employees;

•	evaluating the compensation of our directors;

•	reviewing and discussing annually with management our executive compensation disclosure required by SEC rules; and

•	administrating, reviewing and making recommendations with respect to our equity compensation plans.

Our Board has evaluated the independence of the members of our compensation committee and has determined that each of the members of our compensation committee is an “independent director” under the NASDAQ standards. The members of the compensation committee also satisfy the independence requirements and additional independence criteria under Rule 10C-1 under the Exchange Act, qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code.

Our Board has adopted a written charter for our compensation committee, which is available on our corporate website at www.equitybank.com in the investor relations section. The compensation committee held three meetings during 2015.

Corporate Governance and Nominating Committee

Our corporate governance and nominating committee consists of P. John Eck, Brad S. Elliott, Shawn D. Penner and Harvey R. Sorensen, with Mr. Sorensen serving as chair of the committee. The corporate governance and nominating committee is responsible for, among other things:

•	assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to the Board for the approval of such recommendation by a majority of the independent directors;

•	reviewing periodically the corporate governance principles adopted by the Board and developing and recommending governance principles applicable to our Board;

•	overseeing the evaluation of our Board; and

•	recommending members for each board committee of our Board.

Our Board has evaluated the independence of the members of our corporate governance and nominating committee and has determined that each of the members of our corporate governance and nominating committee, other than Brad S. Elliott, is “independent” under the NASDAQ standards.

Our Board has adopted a written charter for our corporate governance and nominating committee, which is available on our corporate website at www.equitybank.com in the investor relations section. The corporate governance and nominating committee held six meetings during 2015.

Credit Committee

Our credit committee consists of James L. Berglund, Brad S. Elliott, Gregory H. Kossover and Shawn D. Penner. The credit committee is responsible for, among other things:

•	assisting the Board in fulfilling its oversight responsibilities;

•	reviewing and approving credits above Board-specified dollar limits;

•	monitoring the performance and quality of Equity Bank’s credit portfolio;

•	reviewing and assessing the adequacy of the allowance for loan losses; and

•	overseeing the administration and effectiveness of, and compliance with, Equity Bank’s credit policies.

Risk Management Committee

Our risk management committee consists of Michael R. Downing, Brad S. Elliott, Gregory L. Gaeddert, Wayne K. Goldstein, Randee R. Koger, Gregory H. Kossover and Harvey R. Sorensen, with Mr. Gaeddert serving as chair of the committee. The risk management committee is responsible for, among other things:

•	overseeing the Company’s risk management framework, including policies and practices relating to the identification, measurement, monitoring and controlling the Company’s principal business risks;

•	ensuring that the Company’s risk management framework is commensurate with its structure, risk profile, complexity, activities and size; and

•	providing an open forum for communications between management, third parties and our Board to discuss risk and risk management.

Director Nominations

Pursuant to its charter, the Corporate Governance and Nominating Committee is responsible for the process relating to director nominations, including identifying, recruiting, interviewing and selecting individuals who may be nominated for election to the Board. The Corporate Governance and Nominating Committee considers nominees to serve as directors of the Company and recommends such persons to the Board. The majority of the independent directors meeting in an executive session then approve nominees for presentation and election by the Company’s stockholders.

The Corporate Governance and Nominating Committee also considers director candidates recommended by stockholders who appear to be qualified to serve on our Board and meet the criteria for nominees considered by the committee. The Corporate Governance and Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and the Corporate Governance and Nominating Committee does not perceive a need to increase the size of the Board. In order to avoid the unnecessary use of the Corporate Governance and Nominating Committee’s resources, the Corporate Governance and Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below in the section titled “Procedures to be Followed by Stockholders.”

Criteria for Director Nominees.

The Corporate Governance and Nominating Committee seeks to identify and select director nominees who will contribute to the Company’s overall corporate goals including: responsibility to its stockholders, industry leadership, customer success, positive working environment and integrity in financial reporting and business conduct. The Corporate Governance and Nominating Committee assesses nominees (1) independence, experience, areas of expertise and other factors relative to the overall composition of the Board and (2) the appropriateness of Board membership of the nominee based on current responsibilities of Board members. The Corporate Governance and Nominating Committee also considers the following qualifications in assessing nominees for election or re-election to the Board:

•	demonstrated ability and sound judgment that usually will be based upon broad experience;

•	personal qualities and characteristics, accomplishments and reputation in the business community, professional integrity, educational background, business experience and related experience;

•	willingness to objectively appraise management performance;

•	giving due consideration to potential conflicts of interest, current knowledge and contacts in the communities in which the Company does business and in the Company’s industry or other industries relevant to the Company’s business;

•	ability and willingness to commit adequate time to Board and committee matters, including attendance at Board meetings, committee meetings and annual stockholders meetings;

•	commitment to serve on the Board over a period of several years to develop knowledge about the Company’s principal operations;

•	fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company and the interests of its stockholders;

•	diversity of viewpoints, background, experience and other demographics; and

•	other factors deemed relevant and appropriate by the Corporate Governance and Nominating Committee.

The Corporate Governance and Nominating Committee reviews, from time to time, the experience and characteristics appropriate for Board members and director candidates in light of the Board’s composition at the time and the skills and expertise needed for effective operation of the Board and its committees.

Procedures to be Followed by Stockholders.

Under Article VI of our Articles, a stockholder may make a nomination or nominations for director of the Company at an annual meeting of stockholders; provided, that the requirements set forth in the Articles have been satisfied. If such requirements have not been satisfied, any nomination sought to be made by such stockholder for consideration and action by the stockholders at such annual meeting of stockholders shall be deemed not properly brought before the meeting, shall be ruled by the Chairman of the meeting to be out of order, and shall not be presented or acted upon at the meeting.

Accordingly, a stockholder must satisfy the requirements summarized below to nominate a director to the Board of the Company:

•	The stockholder nominating a director must be a stockholder of record on the record date for such annual meeting, must continue to be a stockholder of record at the time of such meeting, and must be entitled to vote on such matter so presented.

•	The stockholder nominating a director must deliver or cause to be delivered a written notice to the Secretary of the Company. Such notice must be received by the Secretary no less than one hundred twenty (120) days prior to the day corresponding to the date on which the Company released its proxy statement in connection with the previous year’s annual meeting; provided, however, that if the date of the annual meeting has been changed by more than thirty (30) days from the date of the previous year’s annual meeting, such notice must be received by the Secretary a reasonable time prior to the time at which notice of such meeting is delivered to the stockholders. The notice shall specify: (a) the name and address of the stockholder as they appear on the books of the Company; (b) the class and number of shares of the Company which are beneficially owned by the stockholder; (c) any material interest of the stockholder in the proposed business described in the notice; (d) each nomination sought to be made, together with the reasons for each nomination, a description of the qualifications and business or professional experience of each proposed nominee and a statement signed by each nominee indicating his or her willingness to serve if elected, and disclosing the information about such stockholder that would be required by the Exchange Act, and the rules and regulations promulgated thereunder, to be disclosed in the proxy materials for the meeting involved if such stockholder were a nominee of the Company for election as one of its directors; and (e) if requested by the Company, all other information that would be required to be filed with the SEC if, with respect to the business proposed to be brought before the meeting, the person proposing such business was a participant in a solicitation subject to Section 14 of the Exchange Act.

•	Notwithstanding satisfaction of the provisions of the requirements set forth above, the proposal described in the notice may be deemed not to be properly brought before the meeting if, pursuant to state law or any rule or regulation of the SEC, it was offered as a stockholder proposal and was omitted, or had it been so offered, it could have been omitted, from the notice of, and proxy material for, the meeting (or any supplement thereto) authorized by the Board.

•	In the event such notice is timely given in accordance with the requirements set forth in the Articles and the business described therein is not otherwise disqualified pursuant to the Articles, such business may be presented by, and only by, the stockholder who shall have given the notice required by the Articles or a representative of such stockholder.

The above summary does not purport to be a complete statement of all the terms and conditions that a stockholder must satisfy to make a proposal or nominate a director. Any stockholder desiring to take any of these actions should consult, without limitation, the Articles, our Bylaws, applicable Kansas law, SEC rules and regulations and their own legal counsel.

Stockholder Communications with Our Board

Stockholders and other interested parties may communicate by writing to John J. Hanley, Senior Vice President and Director of Investor Relations, at our principal executive offices, 7701 East Kellogg Drive, Suite 200, Wichita, Kansas 67207. Stockholders may submit their communications to the Board, any committee of the Board or individual directors on a confidential or anonymous basis by sending the communication in a sealed envelope marked “Stockholder Communication with Directors” and clearly identifying the intended recipient(s) of the communication.

The Company will review each communication and will forward the communication, as expeditiously as reasonably practicable, to the addressees if: (1) the communication complies with the requirements of any applicable policy adopted by the Board relating to the subject matter of the communication; and (2) the communication falls within the scope of matters generally considered by the Board. To the extent the subject matter of a communication relates to matters that have been delegated by the Board to a committee or to an executive officer of the Company, then the Company may forward the communication to the executive officer or chairman of the committee to which the matter has been delegated. The acceptance and forwarding of communications to the members of the Board or an executive officer does not imply or create any fiduciary duty of the Board members or executive officer to the person submitting the communications.

Information may be submitted confidentially and anonymously, although the Company may be obligated by law to disclose the information or identity of the person providing the information in connection with government or private legal actions and in other circumstances. The Company’s policy is not to take any adverse action, and not to tolerate any retaliation, against any person for asking questions or making good faith reports of possible violations of law, the Company’s policies or its Corporate Code of Business Conduct and Ethics.

Director Attendance at the Annual Meeting

The Board encourages directors to attend the Annual Meeting. The Annual Meeting will be the Company’s first annual meeting of stockholders since its initial public offering. All of the Company’s directors attended the Company’s 2015 Annual Meeting of Stockholders held on April 22, 2015.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors. The full text of our Code of Business Conduct and Ethics is available on our corporate website at www.equitybank.com. The Code of Business Conduct and Ethics may be accessed by selecting “Investor Relations” and then “Corporate Governance” from the menus on our website.

Director Independence

Under the rules of the NASDAQ, independent directors must comprise a majority of our Board. The rules of the NASDAQ, as well as those of the SEC, also impose several other requirements with respect to the independence of our directors. Our Board has evaluated the independence of its members and our director nominees based upon the rules of the NASDAQ and the SEC. Applying these standards, our Board has affirmatively determined that, with the exception of Brad S. Elliott, Gregory H. Kossover and Randee R. Koger, each of our directors is an independent director, as defined under the applicable rules.

DIRECTOR COMPENSATION

Fees

During 2015, we paid each of our non-employee directors a monthly retainer of $1,300. In addition, we paid the members of our audit, compensation, corporate governance and nominating committee and risk management committees $300 for each committee meeting attended. The chairman of each of these committees received $550 for each committee meeting attended. We paid our non-employee directors that serve on our credit committee a monthly fee of $2,000. Members of our credit committee do not receive per meeting fees. Pursuant to our director compensation policy, our directors may elect to receive their compensation in cash, stock or stock options or a combination of cash and stock or stock options. Directors who elect to receive stock options or stock receive them on December 31 of the fiscal year earned. We also reimburse all non-employee directors for their reasonable out-of-pocket travel expenses incurred in attending meetings of our Board or any committees of the Board.

All of our directors also serve as directors of Equity Bank. During 2015, our directors received no additional compensation for service on the board of Equity Bank other than any meeting fees which may have been earned. Mr. Kossover received director remuneration for serving as a director during 2015 in accordance with the terms of our director compensation policy. Beginning in January 1, 2016, Mr. Kossover will no longer receive any additional compensation for service on our Board and Equity Bank’s board of directors. Mr. Elliott does not receive any additional compensation for service on our Board and Equity Bank’s board of directors.

The following table sets forth the compensation paid to each non-employee director who served on our Board in 2015:

Name	Fees Earned or Paid in Cash ($)(1)(2)	Total ($)
Gary C. Allerheiligen	$18,450	$18,450
James L. Berglund	42,350	42,350
Jeff A. Bloomer	17,100	17,100
Roger A. Buller	17,100	17,100
Michael R. Downing	17,100	17,100
P. John Eck	17,400	17,400
Gregory L. Gaeddert	19,850	19,850
Wayne K. Goldstein	12,600	12,600
Michael B. High	17,700	17,700
Randee R. Koger	16,500	16,500
David B. Moore	16,200	16,200
Shawn D. Penner	41,400	41,400
Harvey R. Sorensen	20,400	20,400

(1)	Pursuant to our director compensation policy, our directors may elect to receive the compensation payable to them for service as a director of the Company in cash, stock options, stock or a combination thereof. Accordingly, in lieu of a cash payment in the amount set forth in the table above, our directors elected to receive the compensation payable to them as follows:

•	Messrs. Allerheiligen, Buller, Eck, Koger, Moore and Sorensen elected to receive their director compensation entirely in stock options of the Company, for which Mr. Allerheiligen received 3,576 options, Mr. Buller received 3,314 options, Mr. Eck received 3,372 options, Ms. Koger received 3,198 options, Mr. Moore received 3,140 options and Mr. Sorensen received 3,953 options;

•	Messrs. Berglund, Bloomer and Gaeddert each elected to receive a portion of their director compensation in cash and stock options of the Company. Mr. Berglund received 3,023 options and $26,750 in cash. Mr. Bloomer received 1,657 options and $8,550 in cash. Mr. Gaeddert received 1,923 options and $9,925 in cash; and

•	Messrs. Downing, Goldstein, High and Penner each received their director compensation entirely in cash.

(2)	With the exception of stock options granted to directors who elected to receive payment in stock options in lieu of cash payments of their fees, no options were granted to our directors in 2015. Directors that elected to receive stock options received fully-vested options that are exercisable at any time; however, subject to limited exceptions, the stock options may only be exercised by the director. As of December 31, 2015, Mr. Allerheiligen held 5,978 stock options, Mr. Berglund held 13,392 stock options, Mr. Bloomer held 1,657 stock options, Mr. Buller held 14,696 stock options, Mr. Eck held 9,591 stock options, Mr. Gaeddert held 9,339 stock options, Ms. Koger held 14,861 stock options, Mr. Moore held 12,710 stock options, Mr. Penner held 2,000 stock options and Mr. Sorensen held 14,436 stock options. Messrs. Downing, Goldstein and High held no stock options.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

We are providing compensation disclosure that satisfies the requirements applicable to emerging growth companies, as defined in the JOBS Act. Our named executive officers for 2015, which consist of our principal executive officer and the two other most highly compensated executive officers, are:

•	Brad S. Elliott, Chief Executive Officer and Chairman of the Board;

•	Gregory H. Kossover, Executive Vice President, Chief Financial Officer and Director; and

•	Sam S. Pepper, Jr., Executive Vice President and Commercial Banking President.

Summary Compensation Table

The following table provides information regarding the compensation of our named executive officers for the years ended December 31, 2015 and 2014. Except as set forth in the notes to the table, all cash compensation for Messrs. Elliott, Kossover and Pepper was paid by Equity Bank, where each serves in the same capacity.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)		Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Brad S. Elliott	2015	367,500	147,221	—		147,221	(2)	—		—	51,259	(3)	713,201
Chief Executive Officer and Chairman of the Board	2014	367,500	134,602	—		226,401		—		—	52,398	(4)	780,901

Gregory H. Kossover	2015	231,753	10,000	—		126,800		—		—	61,012	(5)	429,565
Executive Vice President, Chief Financial Officer and Director	2014	225,000	15,000	—		33,745		—		—	51,075	(6)	324,820

Sam S. Pepper, Jr.	2015	232,800	—	—		19,586		37,158	(7)	—	37,108	(8)	326,652
Executive Vice President and Commercial Banking President	2014	229,500	5,000	5,005	(9)	19,850		54,972	(10)	—	29,067	(11)	343,394

(1)	These amounts represent the aggregate grant date fair value of stock option awards, determined in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures during the applicable vesting periods. See Note 19 to the consolidated financial statements for the year ended December 31, 2015 for a discussion of the associated assumptions used in the valuation of stock-based compensation awards.
(2)	This amount represents the portion of Mr. Elliott’s bonus that was earned in 2015 and paid in the first quarter of 2016 in stock options to purchase Class A Common Stock under the terms of his employment agreement.
(3)	This amount includes (i) club dues of $10,923, (ii) the value of the use of a company owned vehicle of $16,536, (iii) life insurance premiums of $13,200 and (iv) Company 401(k) contributions of $10,600.
(4)	This amount includes (i) club dues of $9,600, (ii) the value of the use of a company owned vehicle of $19,198, (iii) life insurance premiums of $13,200 and (iv) Company 401(k) contributions of $10,400.
(5)	This amount includes (i) club dues of $10,815, (ii) fees for services as a director of the Company of $40,500 and (iii) Company 401(k) contributions of $9,697. Mr. Kossover elected to receive 7,849 stock options in lieu of cash payments for his service as a director of the Company.
(6)	This amount includes (i) club dues of $9,600, (ii) fees for services as a director of the Company of $39,600 and (iii) Company 401(k) contributions of $1,875. Mr. Kossover elected to receive 11,964 stock options in lieu of cash payments for his service as a director of the Company.
(7)	This amount represents the cash bonus earned by Mr. Pepper in 2015 pursuant to the Market President Incentive Plan for 2015. See “—Market President Incentive Plan.”
(8)	This amount includes (i) club dues of $10,231, (ii) a temporary housing allowance of $10,500 and (iii) the value of the use of a company owned vehicle of $16,377.
(9)	Represents the aggregate grant date fair value of the grant of 385 restricted stock units computed in accordance with FASB ASC Topic 718 based on a per share price of $13.00.

(10)	This amount represents the cash bonus earned by Mr. Pepper in 2014 pursuant to the Market President Incentive Plan for 2014. See “—Market President Incentive Plan.”
(11)	This amount includes (i) a temporary housing allowance of $10,500 and (ii) the value of the use of a company owned vehicle of $18,567.

Narrative Discussion of Summary Compensation Table

General.

We compensate our named executive officers through a mix of base salary, cash incentive bonuses, long-term incentive compensation and other benefits, which include certain perquisites. We established our existing executive compensation philosophy and practices to fit our historical status as a privately held corporation. We believe the current mix and value of these compensation elements provide our named executive officers with total annual compensation that is both reasonable and competitive within our markets, appropriately reflects our performance and the executive’s particular contributions to that performance, and takes into account applicable regulatory guidelines and requirements.

Base Salary.

The base salaries of our named executive officers have been historically reviewed and set annually by the Board working with our Compensation Committee as part of the Company’s performance review process as well as upon the promotion of an executive officer to a new position or other change in job responsibility. In establishing base salaries for our named executive officers, the Compensation Committee has relied on external market data obtained from outside sources including banking industry trade groups. In addition to considering the information obtained from such sources, the compensation committee has considered:

•	each named executive officer’s scope of responsibility;

•	each named executive officer’s years of experience;

•	the types and amount of the elements of compensation to be paid to each named executive officer;

•	our overall financial performance and performance with respect to other aspects of our operations, such as our growth, asset quality, profitability and other matters, including the status of our relationship with the banking regulatory agencies; and

•	each named executive officer’s individual performance and contributions to our company-wide performance, including leadership, team work and community service.

Cash Bonuses.

We typically pay an annual cash incentive award to our named executive officers. Annual incentive awards are intended to recognize and reward those named executive officers who contribute meaningfully to our performance for the year. The Compensation Committee, within its sole discretion, determines whether such bonuses will be paid for any year and the amount of any bonus paid. Although, historically the Compensation Committee has not relied on any pre-established formula or specific performance measures to determine the amount of the bonuses paid, it does review external market data from outside sources in setting the amount of such bonuses. Additionally, in determining whether to pay cash bonuses to a named executive officer for a given year and the amount of any cash bonus to be paid, the Compensation Committee considers factors which include:

•	the personal performance of the executive officer and contributions to the Company’s performance for the year, including leadership, team work and community service; and

•	our financial performance, including our growth, asset quality and profitability.

Equity Compensation.

We typically pay a portion of our named executive officers’ bonuses in stock options granted under our existing Stock Incentive Plan. The purpose of our Stock Incentive Plan is to attract and retain key officers and to encourage performance by providing an ownership stake in our Company through the granting of stock options. We believe that stock options are an appropriate long term incentive to link executives’ performance with stock price appreciation. We continue to review this program with each grant to ensure that this form of equity compensation will drive our executives toward successful long-term business results. For additional discussion of our existing Stock Incentive Plan and grants made under the Stock Incentive Plan, please see “—Awards to Named Executive Officers” below.

Benefits and Perquisites.

Generally, our named executive officers participate in the same benefit plans designed for all of our full-time employees, including health, dental, vision, disability and basic group life insurance coverage. We also provide our employees, including our named executive officers, with a 401(k) plan to assist our employees in planning for retirement and securing appropriate levels of income during retirement. The purpose of our employee benefit plans is to help attract and retain quality employees, including executives, by offering benefit plans similar to those typically offered by our competitors.

401(k) Plan. Our named executive officers, all of whom were eligible to participate in the 401(k) Plan during 2015 and 2014, may elect to participate in the 401(k) plan on the same basis as all other employees. In 2014 and 2015, we made contributions to our named executive officers’ accounts based on the contributions made by the named executive officers.

Perquisites. We provide our named executive officers with a limited number of perquisites that we believe are reasonable and consistent with our overall compensation program to better enable us to attract and retain qualified executives. Our Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers. In 2015 and 2014, we provided our named executives officers with the use of a Company owned vehicle and paid for certain club memberships.

Market President Incentive Plan

Mr. Pepper participates in Equity Bank’s Market President Incentive Plan. Each year, Equity Bank sets quarterly goals to be achieved under the plan in the following general categories: undiluted earnings per share of the Company, market production, market fee income and market deposit production during each calendar quarter. Incentive compensation is computed quarterly and may be reduced for certain asset quality factors. For 2014, awards of incentive compensation under the Market President Incentive Plan were paid entirely in cash with 50% of the award paid within 45 days following the production quarter and the remaining amount paid at the end of the fiscal year; provided, that awards under the plan are not earned until actually paid. The plan also includes a discretionary component. Under the 2014 plan, the target annual incentive is 25% of the executive’s base salary. If 100-124% of the goal was achieved the executive was paid 100% of the incentive. If 85-99% of the goal was achieved, 50% of the incentive was paid and if less than 85% of the goal was satisfied, no payment was made to the executive. If 125% of the goal or greater was achieved, the executive would have received 125% of the annual target incentive. For 2015, payments under the Market President Incentive Plan were paid 50% in cash within 45 days following the production quarter and 50% in stock options to acquire Class A Common Stock of the Company subject to a five-year time vesting period on December 31, 2015. Under the 2015 plan, the target annual incentive was 25% of the executive’s base salary. If 100-124% of the goal was achieved the executive was paid 100% of the incentive. If 85-99% of the goal was achieved, 50% of the incentive was paid and if less than 85% of the goal was satisfied, no payment was made to the executive. If 125% of the goal or greater was achieved, the executive would have received 125% of the annual target incentive.

Employment Agreements with Named Executive Officers

We have employment agreements with each of our named executive officers and certain other officers of the Company. Each of the named executive officer’s employment agreements provides he will be paid an annual base salary, which will be reviewed at least annually and that may be increased, but not reduced.

Mr. Elliott’s employment agreement provides that he will serve as Chief Executive Officer and Chairman of the Board. In addition to his base salary, Mr. Elliott’s employment agreement provides that he will receive a bonus equal to 2% of the net income before taxes of the Company on a consolidated basis, provided that the Company maintains certain regulatory ratings. In 2014, Mr. Elliott’s employment agreement provided that his bonus was to be paid 50% in cash and 50% in stock options to acquire shares of Class A Common Stock of the Company. For each year after 2014, Mr. Elliott’s bonus is to be paid 50% in cash and 50%, at his election, in cash, stock options or a combination thereof, as elected at the beginning of the fiscal year in which the bonus may be earned. For 2015, Mr. Elliott elected to receive his bonus 50% in cash and 50% in stock options to acquire shares of Class A Common Stock of the Company. Mr. Elliott’s bonus for 2015 was earned in 2015 and paid in the first quarter of 2016. All options granted under Mr. Elliott’s employment agreement are to be fully vested at grant. Under his employment agreement, if Mr. Elliott is terminated (i) by the Company without cause, (ii) by the executive with good reason or (iii) by the Company or Mr. Elliott if such employment agreement is not renewed, he will be entitled to receive his base salary for a period of twelve months following such termination, subject to compliance with the terms of the employment agreement and execution of a general release in favor of the Company.

The employment agreements of Messrs. Kossover and Pepper generally provide that upon the termination of such executive’s employment (i) by the Company due to the executive’s failure to perform his duties to the satisfaction of his supervisor or the Chief Executive Officer, (ii) by the Company without cause, (iii) by the executive with good reason or (iv) by the Company or Executive if such employment agreement is not renewed, the executive will be entitled to receive his base salary for a period of twelve months following such termination, subject to compliance with the terms of the employment agreement and execution of a general release in favor of the Company.

For purposes of the employment agreements, “good reason” includes the change in executive’s status, title position or responsibilities that is materially inconsistent with executive’s existing duties, a material breach of the employment agreement or in the case of Messrs. Elliott’s and Kossover’s employment agreements, he is required to be based any place outside of a thirty-mile radius of Wichita, Kansas.

Messrs. Elliott’s, Kossover’s and Pepper’s employment agreements each contains a change in control provision that provides for a payment to the executive if (i) his employment is terminated within twelve months after a change in control for any reason other than death, permanent incapacity or cause or (ii) he resigns for any reason within twelve months after the change in control. Upon a qualifying change in control and termination of his employment, Messrs. Elliott and Kossover would each be entitled to a payment equal to 2.99 times the sum of (i) his prior year’s base salary and (ii) all additional cash compensation paid to him and received during such year and Mr. Pepper would be entitled to a payment equal to 1.5 times the sum of (x) his prior year’s base salary, (y) twelve months of health insurance continuation coverage costs and (z) all additional cash compensation paid to him and during such year. Any payments pursuant to the change in control provision are subject to compliance with restrictions imposed by the Internal Revenue Code.

Additionally, each of Messrs. Elliott, Kossover and Pepper are bound by the restrictive covenants set forth in their respective employment agreements, which include confidentiality, non-solicitation and non-competition restrictions.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information relating to the unexercised options held by the named executive officers as of December 31, 2015:

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Brad S. Elliott	24,000		—		—	17.00	12/31/2017
	90,000		60,000	(1)	—	12.00	12/31/2021
	30,000		—		—	13.00	8/25/2024
	40,665		—			14.25	12/31/2024
Gregory H. Kossover	9,750		—		—	13.00	12/31/2023
	11,964	(2)	—		—	14.25	12/31/2024
	1,700		6,800	(3)	—	14.25	12/31/2024
	7,849	(4)	—			23.39	12/31/2025
	—		20,000	(5)		23.39	12/31/2025
Sam S. Pepper, Jr.	1,000		4,000	(6)	—	14.25	12/31/2024
	—		3,089	(7)		23.39	12/31/2025

(1)	Represents time-based options granted on January 1, 2012. One-fifth of the options vest on each anniversary of the grant date. Of the remaining options, 30,000 will vest on each of January 1, 2016 and 2017, subject to continued employment of Mr. Elliott.
(2)	Mr. Kossover elected to receive fully-vested stock options in lieu of cash payment of director fees of $39,600 for the year ended December 31, 2014.
(3)	Represents time-based options granted on December 31, 2014. One-fifth of the options vest on each anniversary of the grant date. Of the remaining options, 1,700 will vest on each of December 31, 2016, 2017, 2018 and 2019, subject to continued employment of Mr. Kossover.
(4)	Mr. Kossover elected to receive fully-vested stock options in lieu of cash payment of director fees of $40,500 for the year ended December 31, 2015.
(5)	Represents time-based options granted on December 31, 2015. One-fifth of the options will vest on each anniversary of the grant date subject to the continued employment of the executive.
(6)	Represents time-based options granted on December 31, 2014. One-fifth of the options vest on each anniversary of the grant date. Of the remaining options, 1,000 will vest on each of December 31, 2016, 2017, 2018 and 2019, subject to continued employment of Mr. Pepper.
(7)	Represents time-based options granted on December 31, 2015. One-fifth of the options will vest on each anniversary of the grant date subject to the continued employment of the executive.

Equity Incentive Plans

2006 Stock Incentive Plan.

As of the date of this proxy statement, Mr. Elliott and certain other employees held outstanding options under the Equity Bancshares 2006 Non-Qualified Stock Option Plan (the “2006 Plan”). The 2006 Plan is frozen to new grants and all of the outstanding options held by Mr. Elliott and other employees under the 2006 Plan were vested as of December 31, 2015. As of the date of this proxy statement, 205,700 stock options to purchase shares of our common stock under the 2006 Plan were outstanding.

2013 Stock Incentive Plan.

As discussed elsewhere in this Proxy Statement, Item 4 addresses the approval of an amended and restated version of our Stock Incentive Plan, referred to in this Proxy Statement as the “Restated Stock Incentive Plan.” Please see “Item 4. Approval of Company’s Amended and Restated 2013 Stock Incentive Plan” for a discussion of the terms of the proposed Restated Stock Incentive Plan. The following discussion summarizes the current version of the Stock Incentive Plan, which was adopted by our Board in 2013 to provide equity incentives to employees, non-employee directors and key consultants and contractors with the goal of promoting the long-term growth and financial success of the Company. Under the Stock Incentive Plan, the maximum number of shares of our common stock that may be issued is 725,000 shares, subject to adjustment to reflect stock splits and certain similar transactions as determined by the compensation committee. Such shares may be awarded in the form of nonqualified stock options, restricted stock, restricted stock units or unrestricted stock awards. During 2015, we awarded 137,760 time-vested stock options to employees and our directors elected to receive 36,129 stock options. Options granted to our directors are in lieu of cash payment of Board fees and were fully vested and immediately exercisable as of the grant date. As of the date of this proxy statement, 388,938 stock options to purchase shares of our common stock under the Stock Incentive Plan were outstanding and 336,062 shares of Common Stock were available for issuance in connection with future awards under the Stock Incentive Plan. Combined, there were 594,638 options to purchase common stock outstanding under the 2006 Plan and Stock Incentive Plan outstanding as of the date of this proxy statement. For a more detailed discussion of the options granted to our named executive officers, please see “—Awards to Named Executive Officers.”

Awards to Named Executive Officers

We have granted time-based options to each of our named executive officers. The time-based options held by each of Messrs. Elliott, Kossover and Pepper vest annually in 20% increments on each of the anniversaries from the grant date over a five-year period. Additionally, Mr. Elliott has received bonus payments owed to him under his employment agreement in the form of fully-vested stock options.

Each of the stock option agreements for the 2014 and 2015 option awards to our named executive officers provides the Company with a repurchase right and imposes certain restrictions on transfer. Upon the termination of employment, we have a right to purchase any shares of common stock of the Company acquired pursuant to a stock option granted under the Stock Incentive Plan at fair market value from such former employee. Shares of our common stock acquired pursuant to an option exercise may not be transferred to any person or entity without the prior written consent of the Company.

Options (whether or not vested) granted to our named executive officers will be forfeited if such individual is terminated for cause. Additionally, options granted to our named executive officers are subject to a clawback provision, which is triggered based upon certain material inaccuracies in the financial statements of the Company or violations of the confidentiality or non-solicitation provisions contained in the stock option agreement.

In addition to the terms described above, the stock option agreements provide the specific terms for the options granted, including the number of shares granted, the price per share, the initial vesting date, the vesting schedule and the expiration date of the grant.

Compensation Committee Interlocks and Insider Participation

As of the date of this Proxy Statement, no members of our compensation committee are or have been an officer or employee of us or any of our subsidiaries. In addition, none of our executive officers serves or has served as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our compensation committee.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Ordinary Banking Relationships

Some of our officers, directors and principal stockholders and their affiliates are customers of Equity Bank. Such officers, directors and principal stockholders and their affiliates have had transactions in the ordinary course of business with us, including borrowings, all of which were effected on substantially the same terms and conditions, including interest rate and collateral, as those prevailing from time to time for comparable transactions with unaffiliated persons, and did not involve more than the normal risk of collectability or other unfavorable features. We expect to continue to have such transactions on similar terms and conditions with such officers, directors and stockholders and their affiliates in the future.

Rights and Restrictions on Class B Common Stock Held by Sponsor Funds

In 2010 and 2012, we issued securities in private placement in reliance upon exemptions from federal securities registration under Section 4(2) or its successor Section 4(a)(2) of the Securities Act, and Rule 506 to certain private equity funds, including, among others, Belfer Investment Partners, L.P. and LIME Partners LLC (collectively, “Belfer Lime”); Compass Island Investment Opportunity Fund A, L.P. and Compass Island Investment Opportunity Fund C, L.P. (collectively, “Compass Island”); Endicott Opportunity Partners III, L.P. (“Endicott”); GEMS Fund, L.P. and GC Partners International, LTD (collectively, “Golub”); and Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. (collectively, “Patriot) (such funds, each a “Sponsor Fund” and collectively, the “Sponsor Funds”). The Sponsor Funds purchased a combination of Class A Common Stock and Class B Common Stock, which is non-voting, in these private placements. In connection with their purchase of Class B Common Stock, each of the Sponsor Funds received the right to exchange shares of its Class B Common Stock for shares of Class A Common Stock, at the election of the transferee, in connection with a transfer by the Sponsor Fund to an unaffiliated party in the following limited circumstances: (i) a transfer to the Company or Equity Bank; (ii) a widespread public distribution; (iii) a transaction in which no transferee (or group of associated transferees) receives two percent or more of any class of voting securities of the Company; or (iv) to a transferee that would control more than fifty percent of the voting securities of the Company without any transfer from the Sponsor Fund, in each case subject to the terms of the agreement with the Sponsor Fund. Generally, the Sponsor Funds’ right to exchange Class B Common Stock for Class A Common Stock survives until it no longer owns the shares of Class B Common Stock. Each of the Sponsor Funds also agreed to a restriction on transfer that prohibits the Sponsor Fund from transferring its Class B Common Stock except in a transaction in which it would be eligible to exchange Class B Common Stock for Class A Common Stock or to an affiliate of the Sponsor Fund.

Amended and Restated Registration Rights Agreement

In connection with our initial public offering, we entered into an Amended and Restated Registration Rights Agreement (the “Restated Registration Rights Agreement”) with Compass Island, Endicott and Patriot to, among other things, provide such parties with demand registration rights. The Restated Registration Rights Agreement provides Compass Island, Endicott and Patriot with both demand registration rights and piggy-back registration rights.

Demand Registration Rights. Under the Restated Registration Rights Agreement, Patriot has the right to make two requests for the registration of all or a portion of its registrable shares for sale under the Securities Act, subject to the terms and conditions contained therein. Upon a request for registration by Patriot, Compass Island and Endicott may elect to participate in such registration. The Amended and Restated Registration Rights Agreement generally requires Compass Island, Endicott and Patriot to enter into customary lock-up agreements with the managing underwriter(s) in any underwritten offering involving our securities. Compass Island, Endicott and Patriot have generally agreed to pay any fees, expenses, discounts and commissions, other than internal cost incurred by us, associated with any demand registrations.

Piggy-Back Registration Rights. Subject to certain limitations, the Restated Registration Rights Agreement requires that if we register any of our securities under the Securities Act, we must give notice to the entities with registration rights of our intention to effect such a registration and subject to certain limitations, must include in the registration statement all registrable securities of these entities for which we have received a written request for inclusion. In addition, if we are advised in writing in good faith by any managing underwriter of our securities being offered in a public offering that the amount to be sold by selling stockholders (other than the Company) is greater than the amount which can be offered without adversely affecting the offering, the Company may reduce the amount offered for the accounts of selling stockholders in accordance with the procedures of the Restated Registration Rights Agreement. We have agreed to pay certain fees and expenses associated with these piggyback registrations, other than any underwriting discounts, commissions or fees attributable to the sale of such securities and the legal fees and expenses incurred by such entities in connection therewith.

Management Rights Agreements

In connection with our historical private placement offerings, we entered into Management Rights Agreement and provided certain other rights to investors. We currently have Management Rights Agreements with Belfer Lime, Endicott, Golub and Patriot. Certain other investment funds formerly had management rights that have terminated as of the date of this proxy statement.

Under the Management Rights Agreements with Endicott and Patriot, each of those parties have the right to nominate one representative to our Board and Equity Bank’s board of directors. For any period during which such parties do not exercise their right to appoint a director, such parties have information rights and Board observation rights for our Board and Equity Bank’s board of directors. The Management Rights Agreement with Endicott and Patriot terminate if such parties in the aggregate cease to own at least 4.9% of the issued and outstanding Class A Common Stock of the Company. Wayne K. Goldstein and Michael B. High currently serve as the respective representatives of Endicott and Patriot on our Board.

Under the Management Rights Agreements with Belfer Lime we agreed to grant Board observation rights for our Board and Equity Bank’s board of directors, which entitles Belfer Lime to designate a representative to attend each meeting of the Company’s and Equity Bank’s board of directors. This agreement also provides Belfer Lime with information rights, which entitle it to receive all information distributed to members of our Board or Equity Bank’s board of directors and their respective committees, subject to limited restrictions and to inspect the Company’s and Equity Bank’s properties, book and records. Belfer Lime also has the right to consult with our management concerning the operation of our business. The Management Rights Agreement with Belfer Lime terminates if it ceases to own in the aggregate at least 4.9% of the issued and outstanding Class A Common Stock of the Company.

Compass Island also received the right to nominate one representative to our Board and Equity Bank’s board of directors pursuant to the Stock Purchase Agreement, between the Company and certain affiliate funds of Compass Island, dated May 15, 2012 (the “Compass Island SPA”). Under the Compass Island SPA, Compass Island also has certain Board observation rights and information rights if it does not exercise its right to appoint a director. These rights terminate if Compass Island sells 75% or more of the securities acquired under the Compass Island SPA. David B. Moore currently serves as the representative of Compass Island on our Board.

Legal Fees Paid to Wise & Reber, L.C.

Ms. Koger, a member of our Board, is a partner at Wise & Reber, L.C. We have used this law firm for various legal matters and we paid legal fees of approximately $151,285, $108,564 and $40,910 to Wise & Reber, L.C. for the years ended December 31, 2013, 2014 and 2015, respectively.

Employee Stock Loans

In connection with the termination of our Restricted Stock Unit Plan (“RSUP”) in May 2015, we made loans to certain employees, including certain executive officers, for the employees’ income tax withholding obligations associated with the termination of the RSUP and the issuance of shares of Class A Common Stock to such employees. The loans bore interest at the federal rate on the date the loans were issued, which was 0.43%. Each of these loans to our executive officers were repaid in full to the Company prior to the date of we filed our initial registration statement with the SEC.

Review and Approval of Transactions with Related Persons

Transactions by us with related parties are subject to a formal written policy, as well as regulatory requirements and restrictions. These requirements and restrictions include Sections 23A and 23B of the Federal Reserve Act (which govern certain transactions by the Bank with its affiliates) and the Federal Reserve’s Regulation O (which governs certain loans by the Bank to its executive officers, directors and principal stockholders). We have adopted policies to comply with these regulatory requirements and restrictions. In addition, each of the private equity funds that has invested in the Company provided a set of passivity commitments to the Federal Reserve in connection with their initial investments in us. These passivity commitments include, among other things, limitations on the ability of the private equity funds to conduct transactions with us or our affiliates. These passivity commitments also include the agreement of each of the private equity funds not to, without the prior approval of the Federal Reserve, among other things, exercise or attempt to exercise a controlling influence over our management or policies, have or seek to have more than one representative serve on our Board or permit any representative to serve as the chairman of our Board or any committee thereof.

We have adopted a related person transaction policy in order to comply with all applicable requirements of the SEC and the NASDAQ concerning related party transactions. Related party transactions will be referred for approval or ratification to our audit committee. In determining whether to approve a related party transaction, our audit committee will consider, among other factors, the related party’s relationship to the Company, the nature of the proposed transaction, the nature of the related party’s direct or indirect interest in the transaction, and the related party’s relationship to or ownership interest in any other party to, or which has an interest in the transaction. A copy of this policy and our audit committee charter is available on our corporate website at www.equitybank.com in the investor relations section.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 11, 2016, subject to certain assumptions set forth in the footnotes for:

•	each person known by us to be the beneficial owner of 5% or more of our outstanding Class A Common Stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

To our knowledge, each person named in the table has sole voting and investment power with respect to all of the securities shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. The number of securities shown represents the number of securities the person “beneficially owns,” as determined by the rules of the SEC. The SEC has defined “beneficial” ownership of a security to mean the possession, directly or indirectly, of voting power and/or investment power. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within 60 days after such date through (i) the exercise of any option, warrant or right, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement or (iv) the automatic termination of a trust, discretionary account or similar arrangement.

Each share of Class A Common Stock is entitled to one vote on matters on which holders of Class A Common Stock are eligible to vote. The Company’s Class B Common Stock has no voting rights.

Unless otherwise noted, the address for each stockholder listed on the table below is: c/o Equity Bancshares, Inc., 7701 East Kellogg Drive, Suite 200, Wichita, Kansas 67207.

	Shares Beneficially Owned
Name of Beneficial Owner(1)	Class A Common Stock		Class B Common Stock
	Number	Percentage(22)	Number	Percentage(23)
5% Stockholders:

Endicott Opportunity Partners III, L.P.(2)	472,000	6.6%	326,788	30.8%
Entities affiliated with EJF Capital LLC(3)	381,066	5.3%	—	—
Entities affiliated with Patriot Financial Partners, L.P.(4)	472,000	6.6%	551,439	51.9%
Entities affiliated with Resource Financial Institutions Group, Inc.(5)	455,000	6.4%	—	—

Directors and Named Executive Officers:

Brad S. Elliott(6)	451,864	6.1%	—	—
Gregory H. Kossover(7)	116,763	1.6%	—	—
Sam S. Pepper, Jr.(8)	14,885	*	—	—
Gary C. Allerheiligen(9)	18,498	*	—	—
James L. Berglund(10)	29,392	*	—	—
Jeff A. Bloomer(11)	9,057	*	—	—
Roger A. Buller(12)	138,713	1.9%	—	—
Michael R. Downing(13)	177,825	2.5%	—	—
P. John Eck(14)	219,708	3.1%	—	—
Gregory L. Gaeddert(15)	33,339	*	—	—
Wayne K. Goldstein(16)	472,000	6.6%	326,788	30.8%
Michael B. High	200	*	—	—
Randee R. Koger(17)	59,946	*	—	—
David B. Moore(18)	12,710	*	—	—
Shawn D. Penner(19)	130,895	1.8%	—	—
Harvey R. Sorensen(20)	56,093	*	—	—
All Directors and Executive Officers as a Group (21 Persons)(21)	2,098,011	27.8%	326,788	30.8%

*	Indicates less than 1%
(1)	Unless otherwise noted, all references are to shares of Class A Common Stock.
(2)	This information is derived from the Schedule 13G filed with the SEC on February 16, 2016 by Endicott Management Company. Endicott Opportunity Partners III, L.P. (“EOP III”) is the holder of record of the shares of our common stock. Endicott Management Company is the investment manager to EOP III, and consequently has the authority to vote and to dispose of the securities held by EOP III. W.R. Endicott III, L.L.C., is the general partner of EOP III and may be deemed to have beneficial ownership of, and share voting and dispositive power over, shares of securities held directly by EOP III. Robert I. Usdan and Wayne K. Goldstein are the Co-Presidents and sole stockholders of Endicott Management Company and the managing members of W.R. Endicott III, L.L.C. and may be deemed to have beneficial ownership of, and share voting and dispositive power over, securities held directly by EOP III. The address for Endicott Opportunity Partners III, L.P. is 570 Lexington Avenue, 37th Floor, New York, New York 10022.
(3)

This information is derived from the Schedule 13G filed with the SEC on December 18, 2015 by EJF Capital LLC. Includes 381,066 EJF Financial Services Fund, LP is the holder of record of the shares of our common stock. EJF Financial Services GP, LLC serves as the general partner of EJF Financial Services Fund, LP and may be deemed to have beneficial ownership of, and share voting and dispositive power over, shares of securities held directly by EJF Financial Services Fund, LP. EJF Capital LLC is the sole member of EJF Financial Services GP, LLC and may share beneficial ownership with it. Emanuel J. Friedman is the controlling member of EJF Capital LLC and may be deemed to share beneficial ownership of the shares of Common Stock of which EJF Capital LLC may share beneficial ownership. The address for EJF Capital LLC and its affiliates is 2107 Wilson Boulevard, Suite 410, Arlington, VA 22201.
(4)	This information is derived from the Schedule 13D filed with the SEC on January 5, 2016 by Patriot Financial Partners, L.P. and its affiliates. Includes 402,473 and 69,527 shares of Class A Common Stock held of record by Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P., respectively. Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. hold 470,212 shares and 81,227 shares of Class B Common Stock, respectively. Because (i) W. Kirk Wycoff, Ira M. Lubert and James J. Lynch serve as general partners of Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. (together, the “Patriot Funds”) and Patriot Financial Partners, GP, L.P. (“Patriot GP”) and as members of Patriot Financial Partners, GP, LLC (“Patriot LLC”), (ii) Patriot LLC serves as general partner of Patriot GP and (iii) Patriot GP serves as general partner of the Funds, each of Messrs. Wycoff, Lubert and Lynch, Patriot LLC and Patriot GP may be deemed to have beneficial ownership of, and share voting and dispositive power over, securities held directly by the Patriot Funds. The address for the entities affiliated with Patriot Financial Partners, L.P. is 2929 Arch St., 27th Floor, Philadelphia, Pennsylvania 19104.
(5)	This information is derived from the Schedule 13D filed with the SEC on November 25, 2015 by Resource Financial Institutions Group, Inc. and its affiliates. Includes 130,000 and 325,000 shares of Class A Common Stock held of record by Compass Island Investment Opportunities Fund A, L.P. and Compass Island Investment Opportunities Fund C, L.P. (together, the “Compass Island Funds”), respectively. Resource Financial Institutions Group, Inc. serves as the general partner of the Compass Island Funds and has the sole power to vote and dispose of the shares of stock held by the Compass Island Funds. The address for the entities affiliated with the Resource Financial Institutions Group, Inc. is 712 Fifth Avenue, 12th Floor, New York, New York 10019.
(6)	Includes (i) 191,441 shares held of record by Mr. Elliott, (ii) 3,500 shares held in Mr. Elliott’s individual retirement account, (iii) 9,615 shares held of record by Equity Holdings, LLC of which Mr. Elliott is the managing member and (iv) 247,308 shares issuable upon the exercise of options exercisable within 60 days. Mr. Elliott has pledged 172,210 shares of his Class A Common Stock as security for certain obligations.
(7)	Includes (i) 85,500 shares held of record by the Gregory H. Kossover Revocable Trust of which Mr. Kossover serves as the trustee and (ii) 31,263 shares issuable upon the exercise of options exercisable within 60 days.
(8)	Includes (i) 13,885 shares held of record by Mr. Pepper and (ii) 1,000 shares issuable upon the exercise of options exercisable within 60 days. Mr. Pepper has pledged 13,885 shares of his Class A Common Stock as security for certain obligations.
(9)	Includes (i) 7,000 shares held of record by Mr. Allerheiligen, (ii) 5,520 shares held of record by the Gary C. Allerheiligen Living Trust DTD 1-5-2006 of which Mr. Allerheiligen serves as trustee (the “GCA Trust”) and (ii) 5,978 shares issuable upon the exercise of options exercisable within 60 days.
(10)	Includes (i) 8,000 shares held of record by the James L. Berglund Revocable Trust of which Mr. Berglund serves as the trustee, (ii) 8,000 shares held of record by the Deana K. Berglund Revocable Trust of which Mr. Berglund’s spouse serves as the trustee and (iii) 13,392 shares issuable upon the exercise of options exercisable within 60 days.
(11)	Includes (i) 3,700 shares held of record by Mr. Bloomer, (ii) 3,700 shares held of record in the Sharon S. Bloomer Trust DTD 11-12-02 of which Mr. Bloomer’s father serves as the trustee, and (iii) 1,657 shares issuable upon the exercise of options exercisable within 60 days.
(12)	Includes (i) 85,000 shares held of record by Buller Revocable Family Trust of which Mr. Buller serves as trustee, (ii) 34,017 shares held of record in Mr. Buller’s individual retirement account, (iii) 5,000 shares held of record in Mr. Buller’s spouse’s individual retirement account and (iv) 14,696 shares issuable upon the exercise of options exercisable within 60 days.
(13)	Includes (i) 78,023 shares held of record by Mr. Downing and (ii) 99,802 shares held of record by Mr. Downing’s three sisters over which Mr. Downing possesses voting control pursuant to a power of attorney. Mr. Downing disclaims beneficial ownership of all of the shares held of record by his three sisters.

(14)	Includes (i) 102,500 shares held of record by Mr. Eck, (ii) 92,617 shares held of record by the Eck 90 Trust of which Mr. Eck serves as trustee, (iii) 15,000 shares held in Mr. Eck’s individual retirement account and (iv) 9,591 shares issuable upon the exercise of options exercisable within 60 days.
(15)	Includes (i) 6,000 shares held of record by Mr. Gaeddert, (ii) 18,000 shares held of record by D&G Investments, LLC of which Mr. Gaeddert is the managing member and (iii) 9,339 shares issuable upon the exercise of options within 60 days.
(16)	Mr. Goldstein serves as Co-President of Endicott Management Company, which is the investment manager to EOP III, and as managing member of W.R. Endicott III, L.L.C., the general partner of EOP III. As a result, Mr. Goldstein may be deemed to have beneficial ownership of the 472,000 shares of Class A Common Stock and 326,788 shares of Class B Common Stock held of record by EOP III. Mr. Goldstein disclaims beneficial ownership of such shares.
(17)	Includes (i) 45,085 shares of stock held of record by Ms. Koger and (ii) 14,861 shares issuable upon the exercise of options within 60 days.
(18)	Includes 12,710 shares issuable upon the exercise of options within 60 days.
(19)	Includes (i) 128,895 shares jointly held of record by Mr. Penner and his spouse and (ii) 2,000 shares issuable upon the exercise of options within 60 days. Mr. Penner has pledged 124,469 shares as security for certain obligations.
(20)	Includes (i) 34,018 shares held of record by Blau Investment Co., LLC of which Mr. Sorensen’s spouse serves as President, (ii) 3,320 shares held of record by Mr. Sorensen’s individual retirement account, (iii) 3,319 shares held of record by Mr. Sorensen’s spouse’s individual retirement account, (iv) 1,000 shares jointly held of record by Mr. Sorensen and his spouse, and (v) 14,436 shares issuable upon the exercise of options exercisable within 60 days. Blau Investment Co., LLC has pledged 34,018 shares as security for certain obligations.
(21)	Includes 401,831 shares issuable upon the exercise of options exercisable within 60 days by such group. Individuals in this group have separately pledged a total of 444,208 shares as security for certain obligations of such individuals.
(22)	Based on 7,150,017 shares of Class A Common Stock outstanding as of March 11, 2016, plus the number of shares issuable to such individual (or group of individuals) upon the exercise of stock options within 60 days.
(23)	Based on 1,061,710 shares of Class B Common Stock outstanding as of March 11, 2016.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of the outstanding Common Stock to file reports of ownership and changes in ownership of Common Stock and other equity securities of the Company with the SEC. Such persons are required by the SEC’s regulations to furnish us with copies of all Section 16 forms they file.

Based solely on our review of the copies of such reports furnished to us and representations from certain reporting persons that they have complied with the applicable filing requirements, we believe that during the year ended December 31, 2015, all Section 16(a) reporting requirements applicable to its officers, directors and greater than 10% stockholders were complied with, except for the following late filings due to administrative oversight by the Company for each of Messrs. Allerheiligen, Berglund, Bloomer, Buller, Eck, Gaeddert, Harbert, Huber, Johnson, Koger, Kossover, Mayans, Money, Moore, Pepper and Sorensen, which each related to the Company’s issuance of options to purchase Class A Common Stock on December 31, 2015. The Form 4 for each of these individuals was filed with the SEC on February 16, 2016.

ITEM TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Audit Committee has selected Crowe Chizek LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2016. Crowe Chizek LLP has audited the Company’s financial statements since 2008. The audit of the Company’s annual consolidated financial statements for the year ended December 31, 2015 was completed by Crowe Chizek LLP on March 17, 2016.

The Board is submitting the selection of Crowe Chizek LLP for ratification at the Annual Meeting. The submission of this matter for ratification by stockholders is not legally required, but the Board and the Audit Committee believe the submission provides an opportunity for stockholders through their vote to communicate with the Board and the Audit Committee about an important aspect of corporate governance. If the stockholders do not ratify the selection of Crowe Chizek LLP, the Audit Committee will reconsider, but will not be required to rescind, the selection of that firm as the Company’s independent registered public accounting firm. Representatives of Crowe Chizek LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

The Audit Committee has the authority and responsibility to retain, evaluate and replace the Company’s independent registered public accounting firm. The stockholders’ ratification of the appointment of Crowe Chizek LLP does not limit the authority of the Audit Committee to change the Company’s independent registered public accounting firm at any time.

Vote Required

The ratification of Crowe Chizek LLP’s appointment as the Company’s independent registered public accounting firm will require the affirmative vote of the holders of a majority of the Class A Common Stock present in person or represented by proxy at the Annual Meeting. Any abstentions will have the effect of a vote against the proposals to ratify the appointment of Crowe Chizek LLP as the Company’s independent registered public accounting firm. Since the ratification of the appointment of the independent registered public accounting firm is considered a routine matter and a broker or other nominee may generally vote on routine matters, no broker non-votes are expected to occur in connection with this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF CROWE CHIZEK LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2016.

AUDIT MATTERS

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

Audit Committee Report

In accordance with its charter adopted by the Company’s Board, the Company’s Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. While the Audit Committee has the responsibilities and powers set forth in its charter, and the Company’s management and the independent registered public accounting firm are accountable to the Audit Committee, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable laws, rules and regulations.

In performing its oversight role, the Audit Committee has reviewed and discussed the Company’s audited financial statements with the Company’s management and independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees. The Audit Committee has received the written disclosures and the written statement from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has also considered whether the provision of non-audit services by the independent registered public accounting firm to the Company is compatible with maintaining the independent registered public accounting firm’s independence and has discussed with the independent registered public accounting firm its independence.

Based on the reviews and discussions described in this Audit Committee Report, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to herein and in its charter, the Audit Committee recommended to the Board that the Company’s audited financial statements for the year ended December 31, 2015 be included in the Form 10-K, which was filed with the SEC on March 17, 2016. The Audit Committee also selected Crowe Chizek LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016.

Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by the Company’s management and independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that (i) the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, (ii) the Company’s financial statements are presented in accordance with generally accepted accounting principles, or (iii) Crowe Chizek LLP is in fact independent.

Members of the Audit Committee:

James L. Berglund (Chairman)

Gary C. Allerheiligen

Gregory L. Gaeddert

Michael B. High

Audit Committee Pre-Approval Policy

The Audit Committee will consider, on a case-by-case basis, and approve, if appropriate, all audit and permissible non-audit services to be provided by our independent registered public accounting firm. Pre-approval of such services is required unless a “de minimus” exception is met. To qualify for the “de minimus” exception, the aggregate amount of all such services provided to us must constitute not more than five percent of the total amount of revenues paid by us to our independent registered public accounting firm during the fiscal year in which the non-audit services are provided; such services were not recognized by us at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approval has been delegated by the Committee.

Fees and Services of Independent Registered Public Accounting Firm

The table below sets forth the aggregate fees and expenses billed by Crowe Chizek LLP, the Company’s independent registered public accounting firm, for the fiscal years ended December 31, 2015 and 2014:

	For the Years Ended December 31,
	2015	2014
Audit Fees(1):	$328,976	$239,934
Audit Related Fees(2)	241,591	—
Tax Fees	—	—
All Other Fees	—	—

Total	$570,567	$239,934

(1)	Includes professional services for the audit of our annual financial statements, reviews of the financial statements included in our Form 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)	Includes fees associated with assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. This category includes fees related to our initial public offering.

The Audit Committee has considered whether the provision of the above services other than audit services is compatible with maintaining Crowe Chizek LLP’s independence and has concluded that it is consistent.

ITEM 3. APPROVAL OF AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED

ARTICLES OF INCORPORATION TO INCREASE THE MAXIMUM NUMBER OF DIRECTORS

THAT MAY SERVE ON THE BOARD

The Board recommends that our stockholders approve an amendment to our Amended and Restated Articles of Incorporation, as amended (the “Articles”), to increase the maximum number of directors that may serve on the Board.

Summary of Amendment

Under the Company’s current Articles, the maximum number of directors that may serve on the Board is fifteen directors. The Board is proposing to increase the maximum number of directors that may serve on the Board to be increased to twenty-five directors.

The text of Section 1 of Article VII, as proposed to be amended, would read as follows (additions are indicated by underlining and deletions are indicated by strikeouts):

1. The number of Directors constituting the entire Board of Directors shall be neither less than three (3) nor more than ~~fifteen~~twenty-five (~~15~~25). Subject to the rights of the holders of any Preferred Stock then outstanding, the specific number of Directors within such minimum and maximum shall be authorized from time to time by, and only by, resolution duly adopted by a majority of the total number of Directors then constituting the entire Board of Directors.

Reasons for Amendment

The Board has determined that it is in the best interests of the Company and its stockholders to increase the maximum number of directors that may serve on the Board for the following reasons:

•	Acquisitions. Part of our strategy is to continue strategically consolidating community banks within our targeted markets. Frequently, directors and officers of potential acquisition targets would like to serve on our Board following an acquisition and the ability to offer seats on our Board is an important bargaining tool.

•	Diversity of Experience. Increasing the number of directors that may serve on our Board will provide the Company with a greater diversity of experience and viewpoints that will be beneficial to the Company.

•	Market Knowledge. It is crucial to the success of an acquisition that we maintain existing clients and local market contacts of an acquired bank. One of the best ways to accomplish this objective is to incentivize directors and key personnel of the acquired bank to continue to be involved with our organization following an acquisition. Offering seats on our Board is an attractive solution to us and the potential director.

On February 25, 2016, the Board adopted a resolution approving and declaring advisable the proposed amendment to the Articles and recommending that stockholders also approve the proposed amendment. If stockholders approve this amendment, the amendment to the Articles will become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Kansas, which we anticipate doing as soon as practicable following stockholder approval.

Vote Required

Approval of the amendment to the Article to increase the maximum number of directors that may serve on the Board requires the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of the Company’s Class A Common Stock. A broker non-vote or abstention will have the effect of a vote against the proposal to amend the Articles because the proposal to amend the Articles requires the vote of sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the shares of the then outstanding Class A Common Stock.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE MAXIMUM NUMBER OF DIRECTORS THAT MAY SERVE ON THE BOARD FROM FIFTEEN TO TWENTY-FIVE DIRECTORS.

ITEM 4. APPROVAL OF COMPANY’S AMENDED AND RESTATED

2013 STOCK INCENTIVE PLAN

The Board recommends that our stockholders approve the Restated Stock Incentive Plan.

Introduction and Background

We are asking our stockholders to approve the Amended and Restated 2013 Stock Incentive Plan (the “Restated Stock Incentive Plan” or the “plan”), which amends the current Stock Incentive Plan to (i) increase the number of authorized shares that can be awarded to our employees, consultants and directors by 175,000 shares, (ii) impose a limit on the number shares of common stock covered by awards of stock options that may be granted during a calendar year to any “covered employee” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”), and (iii) make certain other conforming and clerical changes. The Compensation Committee recommended, and our Board has unanimously approved, the Restated Stock Incentive Plan, subject to approval by our stockholders.

Stockholder approval of the Restated Stock Incentive Plan will also constitute approval for purposes of Section 162(m) of (i) the annual per-participant limit on the number of shares underlying stock options that may be granted under the plan and (ii) the classes of participants eligible to receive awards of stock options under the plan.

Our Named Executive Officers and directors will be eligible to receive awards under the Restated Stock Incentive Plan and therefore have an interest in this proposal. In the event that the amendment and restatement of the Stock Incentive Plan is not approved by our stockholders, the Stock Incentive Plan will continue to be in full force in accordance with its terms.

Why the Board is Seeking Approval of the Restated Stock Incentive Plan

Awards of shares of our common stock are a major part of the long-term incentive program for our employees, consultants and directors. We have long recognized that having an ownership interest in us is critical to aligning the financial interests of our employees with the interests of our stockholders.

The Board believes it is important to obtain an additional 175,000 shares for grant under the Stock Incentive Plan. As of March 11, 2016, 336,062 shares were available for grant under the Stock Incentive Plan, which is the sole equity compensation plan under which we grant equity awards. We do not believe that this amount is sufficient to meet our anticipated grants of awards through the date of our 2018 annual meeting of stockholders. If stockholders do not approve the Restated Stock Incentive Plan, the Stock Incentive Plan will remain in effect until July 25, 2023; however, the shares available for equity-based compensation may be quickly depleted, and we may lose our ability to use equity as a compensation and retention tool. The Board anticipates that the additional shares requested will enable us to fund our current equity compensation program for at least the next two years, accommodating anticipated grants related to the hiring, retention and promotion of employees.

The Board believes that long-term equity compensation is essential to link employee compensation with long-term stockholder value creation. Equity compensation represents a significant portion of the compensation package for our employees. Since our equity awards generally vest over several years, the value ultimately realized from these awards depends on the long-term value of our common stock. We strongly believe that granting equity awards motivates employees to think and act like owners, rewarding them when value is created for stockholders.

Summary of the Restated Stock Incentive Plan

The following paragraphs provide a brief summary of the principal features of the Restated Stock Incentive Plan and its operation. Because the following is a summary, it may not contain all of the information that is important to you. A copy of the Restated Stock Incentive Plan is attached as Appendix A to this proxy statement. The description that follows is qualified in its entirety by reference to the full text of the Restated Stock Incentive Plan as set forth in Appendix A.

Background and Purpose. The Restated Stock Incentive Plan provides equity incentives to employees, non-employee directors and key consultants and contractors with the goal of promoting our long-term growth and financial success. Under the Restated Stock Incentive Plan, the maximum number of shares of our common stock that may be issued is 900,000 shares, subject to adjustment to reflect stock splits and certain similar transactions as determined by the compensation committee. Such shares may be awarded in the form of nonqualified stock options, restricted stock, restricted stock units or unrestricted stock awards. During 2015, we awarded 97,095 time-vested stock options to employees, 40,665 fully vested and immediately exercisable stock options to our CEO under the terms of his employment agreement and our directors elected to receive 36,129 stock options. Options granted to our directors are in lieu of cash payment of board fees and were fully vested and immediately exercisable as of the grant date. As of the date of this proxy statement, 388,938 stock options to purchase shares of our common stock under the Stock Incentive Plan are outstanding.

Eligibility. The Plan authorizes discretionary grants of stock options, restricted stock, restricted stock units, unrestricted stock and dividend equivalent rights, to employees, non-employee directors, key consultants and contractors of the Company and its subsidiaries.

Securities Subject to the Plan. Subject to anti-dilution adjustments described below under “—Adjustments,” the aggregate number of shares of common stock that may be delivered with respect to awards under the Restated Stock Incentive Plan is 900,000. If any award is forfeited, terminated, expire unexercised, tendered by a participant in connection with the exercise of a stock option, withheld from issuance in connection with payment of tax withholding liability, settled in cash in lieu of shares of common stock, or settled in such other manner so that a portion or all of the shares of common stock included in an award are not issued to a participant, the associated shares of common stock will automatically become available for other awards under the Plan.

Administration. The Restated Stock Incentive Plan provides that the Compensation Committee or the full Board in the absence of any Compensation Committee will administer the plan; provided, however, that the Board has the sole authority to grant and administer awards to non-employee directors. The term “Compensation Committee” as used in this Item 4 refers to the Compensation Committee or Board, as applicable.

Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Compensation Committee by the Restated Stock Incentive Plan, the Compensation Committee has the full power and authority to:

•	Interpret and administer the Plan and to establish and amend rules and regulations for administration; and

•	Determine those participants who shall receive an award, the time or times when such award shall be made, the vesting schedule, if any, for the award and the type of award to be granted, the number of shares of common stock to be subject to each stock option and all other terms and conditions of any award.

The Compensation Committee will determine and set forth in an award agreement the terms of each award. The Compensation Committee may correct any defect or supply any omission or reconcile any inconsistency in the plan or in any award agreement, in such manner and to the extent the Compensation Committee determines in order to carry out the purposes of the plan. The Compensation Committee may, in its discretion, accelerate the date on which any stock option may be exercised.

Stock Options. Stock options awarded under the Restated Stock Incentive Plan will be evidenced by a written award agreement and be exercisable only in accordance with the vesting schedule approved by the Compensation Committee. The Compensation Committee may, in its discretion, prescribe additional conditions, restrictions or terms on the vesting of a stock option. A participant will have no rights as a stockholder of the Company with respect to any shares of common stock covered by a stock option until the issuance of the shares to the participant. Stock options awarded under the Plan are “nonqualified” in that they are not intended to qualify for special income tax treatment under Section 422 of the Code.

The exercise price of a stock option may not be less than 100% of the fair market value of a share of common stock on the grant date of the stock option. For purposes of the Plan, the fair market value of a share of common stock as of any given date will be an amount equal to the closing price of the common stock on any established stock exchange or quotation system on the specified date or, if no shares of common stock have been traded on such date, the closing price of a share of common stock on any established stock exchange or quotation system as reported on the first day prior thereto on which the shares of common stock were so traded. If the preceding sentence does not apply, the fair market value will be determined by the Compensation Committee in good faith.

Except as otherwise provided below or in an award agreement, a stock option may only be exercised while the optionholder remains in employment or service with the Company or a subsidiary, or for a specified period of time (up to the remainder of the award term) following the optionholder’s termination of employment or service, as applicable. With respect to stock options awarded to employees and non-employee directors, the optionholder’s employment or directorship will not be considered terminated if the optionholder is on sick leave, military leave or other approved leave of absence.

A stock option award may be exercised for any vested number of the shares of common stock subject to the award until the stock option expires. The expiration date and termination provisions of stock option will be set by the Compensation Committee, but in no event will the term of a stock option awarded under the plan exceed ten years from the grant date of the stock option. Except as otherwise provided under the terms of an award agreement evidencing an award of stock options:

•	Upon termination of a participant’s employment or service with the Company and its subsidiaries due to participant’s death, disability (as defined in the plan) or retirement (as defined in the plan), then all of the participant’s outstanding stock options will become fully vested and may be exercised by the participant (or his or her personal representative) at any time before the earlier of (i) one year after the date of termination or (ii) the expiration date of the stock option;

•	Upon termination of a participant’s employment or service with the Company and its subsidiaries for cause (as defined in the plan), then all of the participant’s outstanding stock options (whether or not then vested and exercisable) will expire and any rights thereunder will terminate immediately; and

•	Upon termination of a participant’s employment or service with the Company and its subsidiaries for any reason other than for cause (as defined in the plan) or due to participant’s death, disability (as defined in the plan) or retirement (as defined in the plan), then (i) any then-outstanding stock options that are not vested on the date of such termination will immediately terminate and be of no further force or effect, and (ii) any then-outstanding stock options that are vested on the date of such termination may be exercised by the participant (or his or her personal representative) at any time before the earlier of (x) three months after the date of participant’s termination of employment or service, or (y) the expiration date of the stock option.

Restricted Stock. Restricted stock is common stock granted under the Restated Stock Incentive Plan that is subject to a restricted period established by the Compensation Committee during which the common stock remains subject to restrictions on transfer, subject to forfeiture, and subject to such other terms as the Compensation Committee may specify. Each award of restricted stock under the Plan will be subject to an award agreement, stock certificate transfer legend, and stop transfer instructions to the Company’s stock transfer agent specifying the terms and conditions of the award. The terms and conditions of an award of restricted stock may provide, in the Compensation Committee’s discretion, for the lapse of transfer restrictions and/or acceleration of vesting contingent upon the achievement of one or more specified performance goals.

Restricted Stock Units. Restricted stock units are contingent, unfunded rights to receive common stock. Each award of restricted stock units under the Plan will be evidenced by an award agreement that (i) provides for the issuance of shares of common stock to a participant at such time or times as the Compensation Committee may specify and (ii) contains such other terms and conditions as the Compensation Committee may specify, including terms that condition the issuance of shares of common stock upon the achievement of one or more specified performance goals.

Unrestricted Stock. The Compensation Committee may grant shares of common stock in lieu of cash compensation, pursuant to a stock award program, or otherwise, without imposing any minimum vesting or holding period on such shares of common stock.

Confidentiality / Non-Solicitation / Non-Competition Agreement. If required by the terms of an award agreement, the participant will be bound by the terms of any confidentiality, non-solicitation, non-competition, and/or similar provisions in his or her employment or other agreement with the Company. In addition to, and without limiting the foregoing, as a condition to receiving an award under the Plan each employee-participant will be required to acknowledge and agree to be bound by the Stock Incentive Plan’s confidentiality, non-solicitation and non-competition covenants.

Change in Control of the Company. Except as otherwise provided below or in an award agreement, all outstanding stock options, restricted stock and restricted stock units granted to participants who are employed by the Company or a subsidiary at the time of a change in control (as defined in the Plan) will become fully vested and exercisable.

Notwithstanding the foregoing or any contrary provision in the Plan or an award agreement, if the Company undergoes a change in control (as defined in the Plan), or if the Company becomes a party to any corporate merger, consolidation, major acquisition of property for stock, separation, reorganization or liquidation, the Compensation Committee (or the board of directors of any corporation assuming the obligations of the Company) will have the discretion to prescribe and amend the terms and conditions for the exercise, or modification, of any then-outstanding awards under the Plan. Such discretion will include the power and authority to provide that stock options granted under the Plan must be exercised in connection with the closing of the transaction and that if not so exercised such stock options will expire. Any such determinations by the Compensation Committee may be made generally with respect to all participants, or may be made on a case-by-case basis with respect to particular participants.

Adjustments. In case of any reorganization, recapitalization, reclassification, stock split, stock dividend, distribution, combination of shares, merger, consolidation, rights offering, or any other changes in the corporate structure or shares of the Company, appropriate adjustments will be made by the Compensation Committee (or if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) in the aggregate number and kind of shares subject to the Plan, and the number and kind of shares and the exercise price per share subject to outstanding stock options. Any such adjustments made by the Compensation Committee will be conclusive and binding for all purposes under the Plan.

Amendment and Termination. The Board may suspend or terminate the Restated Stock Incentive Plan or any portion of the Restated Stock Incentive Plan at any time, and may amend the Restated Stock Incentive Plan from time to time in such respects as the Board may deem advisable in order that any awards granted under the plan conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company. No such amendment, suspension, or termination, however, may materially adversely alter or impair any outstanding awards without the consent of the affected participant.

No Stock Option Repricing. The Compensation Committee may not (i) amend a stock option to reduce its exercise price, (ii) cancel a stock option and re-grant a stock option with a lower exercise price than the original exercise price of the cancelled stock option, or (iii) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of “re-pricing” a stock option.

Right of Recapture. If, at any time within one year after the date on which a participant exercises a stock option (a “realization event”), the Compensation Committee determines in its discretion that the Company has been materially harmed by the participant, whether such harm (i) results in the participant’s termination of employment or service for cause (as defined in the plan) or (ii) results from any activity of the participant determined by the Compensation Committee to be in competition with any activity of the Company, or otherwise prejudicial, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any gain realized by the participant from the realization event will be paid by the participant to the Company upon notice from the Company. Such gain will be determined as of the date of the realization event, without regard to any subsequent change in the fair market value of the common stock. The Company will have the right to offset such gain against any amounts otherwise owed to the participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

Federal Tax Aspects

The following is a general summary under current law of the material federal income tax consequences of the grant, vesting and exercise of awards under the Restated Stock Incentive Plan. This summary deals with general tax principles that apply only to employees who are citizens or residents of the United States and is provided only for general information purposes. The following discussion does not address the tax consequences of Awards that may be subject to and do not comply with the rules and guidance issued pursuant to Section 409A of the Code. Section 409A has implications that affect traditional deferred compensation plans, as well as certain equity awards. Accordingly, additional adverse tax consequences could apply to certain equity awards as a result of Section 409A based on the terms of the equity awards or modifications that have been made to the provisions of the equity awards.

The following discussion does not purport to be complete, and does not cover, among other things, federal employment tax and state and local income and employment tax treatment of participants in the Restated Stock Incentive Plan. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of personal investment circumstances. This summarized tax information is not tax advice.

Stock Options. If a participant is granted a stock option under the Restated Stock Incentive Plan, the participant should not have taxable income on the grant or vesting of the stock option. The participant generally will recognize ordinary income at the time of exercise in an amount equal to the aggregate fair market value of the common stock purchased at such time, less the aggregate exercise price paid for such common stock. The participant’s initial basis in each share of common stock generally will be the fair market value of a share of common stock on the date the participant exercises the stock option.

Restricted Stock Units. A participant will generally not recognize taxable income at the time of the grant of a RSU or when the RSU vests. When an award is paid (whether it is at or after the time that the award vests), the participant will recognize ordinary income. In the event of an award that is paid or settled at a time following the vesting date, income tax may be deferred beyond vesting and until shares are actually delivered or payment is made to the participant if deferred in compliance with the timing of distributions and other requirements under Section 409A of the Code.

Restricted Stock. Generally, a participant will not have taxable income upon grant of restricted stock. Instead, he or she will recognize ordinary income, if any, at the time of vesting equal to the fair market value of the shares received (determined as of the date of vesting) minus any amount paid for the shares.

Unrestricted Stock Awards. A participant who receives an unrestricted stock award generally will recognize ordinary income in an amount equal to the fair market value of the common stock received.

Dividend Equivalent Rights. A participant who receives dividend equivalent rights generally will not recognize taxable income at the time of grant. However, at the time payments are made in respect of such an award, whether in cash or in common stock, the participant generally will recognize ordinary income equal to the value received.

Tax Deductions. Generally the Company will be entitled to a tax deduction in connection with an award under the Restated Stock Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a stock option), provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Special rules under Section 162(m) of the Code limit the deductibility of compensation paid by a public company during a tax year to its chief executive officer and its other three most highly compensated executive officers (other than its chief financial officer) for that tax year. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1 million. However, under Section 162(m) of the Code qualifying performance-based compensation, including income from stock options and other performance based awards, may be deductible if the conditions of Section 162(m) are met. These conditions include, among other things, stockholder approval of the material terms of the Stock Incentive Plan as discussed above, setting limits on the number of Awards that any individual may receive and establishing performance criteria that must be met before the Award (other than certain stock options) actually will vest or be paid. The Stock Incentive Plan has been designed to permit the Compensation Committee in its discretion to grant Awards which may qualify as performance-based for purposes of satisfying the conditions of Section 162(m) which may permit us to receive a federal income tax deduction in connection with such Awards.

Stockholder approval of the Restated Stock Incentive Plan is one of several requirements under Section 162(m) that must be satisfied for stock options granted under the Restated Stock Incentive Plan to qualify for the “performance-based” compensation exemption under Section 162(m), and submission of the material terms of the Restated Stock Incentive Plan for stockholder approval should not be viewed as a guarantee that we will be able to deduct all compensation under the plan. Nothing in this proposal precludes us or the Compensation Committee from making any payment or granting awards that do not qualify for tax deductibility under Section 162(m).

Additionally, under the so-called “golden parachute” provisions of Section 280G of the Code, the accelerated vesting of options and benefits paid under other awards in connection with a change of control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments contingent on the change of control, in excess of certain limits. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20% federal tax and may be nondeductible by us.

Plan Benefits

Since the Compensation Committee in its sole discretion will authorize awards, future benefits under the Restated Stock Incentive Plan are not currently determinable. In 2015, the Compensation Committee approved the award to Mr. Elliott of a fully vested stock option covering 40,665 shares of Class A Common Stock in accordance with the terms of his employment agreement, Mr. Kossover elected to receive a fully vested stock option covering 7,849 shares of Class A Common Stock in lieu of cash payment of directors fees of $40,500, and the Compensation Committee awarded Mr. Kossover and Mr. Pepper stock options covering 20,000 and 3,089 shares, respectively, of Class A Common Stock.

Summary

We believe strongly that the approval of the Restated Stock Incentive Plan is essential to our success. Awards such as those provided under the Restated Stock Incentive Plan constitute an important incentive for our key employees and other service providers and help us to attract, retain and motivate people whose skills and performance are critical to our success. Our employees are our most valuable asset. We strongly believe that the Restated Stock Incentive Plan is an important tool that enables us to compete for talent in the challenging labor markets in which we operate.

Vote Required

The approval of the Restated Stock Incentive Plan will require the affirmative vote of the holders of a majority of the Class A Common Stock present in person or represented by proxy at the Annual Meeting. An abstention with respect to approval of the Restated Stock Incentive Plan will have the effect of a vote against the approval of Restated Stock Incentive Plan. A broker non-vote will not affect the outcome of this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF COMPANY’S AMENDED AND RESTATED 2013 STOCK INCENTIVE PLAN.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

Any stockholder desiring to present a stockholder proposal at the Company’s 2017 Annual Meeting and to have the proposal included in the Company’s related proxy statement pursuant to Rule 14a-8 of the Exchange Act must send the proposal to Corporate Secretary, Equity Bancshares, Inc., 7701 East Kellogg Drive, Suite 200 Wichita, Kansas 67207, so that it is received no later than December     , 2016. All such proposals should be in compliance with SEC rules and regulations. The Company will only include in its proxy materials those stockholder proposals that it receives before the deadline and that are proper for stockholder action.

In addition, our Articles provide that only such business which is properly brought before a meeting of the stockholders will be conducted. For business to be properly brought before a meeting or nominations of persons for election to the Board to be properly made at a meeting by a stockholder, notice must be received by the Secretary of the Company at our offices no less than one hundred twenty (120) days prior to the day corresponding to the date on which the Company released its proxy statement in connection with the previous year’s annual meeting; provided, however, that if the date of the annual meeting has been changed by more than thirty (30) days from the date of the previous year’s annual meeting, such notice must be received by the Secretary a reasonable time prior to the time at which notice of such meeting is delivered to the stockholders. Such notice to us must also provide certain information set forth in the Company’s Articles. A copy of our Articles may be obtained upon written request to the Secretary of the Company or by visiting our corporate website at www.equitybank.com.

ANNUAL REPORT ON FORM 10-K

We will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the SEC, to any stockholder upon written request to Investor Relations, Equity Bancshares, Inc., 7701 East Kellogg Drive, Suite 200 Wichita, Kansas 67207.

Our Annual Report on Form 10-K, including consolidated financial statements and related notes, for the fiscal year ended December 31, 2015, as filed with the SEC, accompanies but does not constitute part of this Proxy Statement.

OTHER MATTERS

The Board does not intend to bring any other matter before the Annual Meeting and does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matter does properly come before the Annual Meeting or any adjournment thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

APPENDIX A

EQUITY BANCSHARES, INC.

AMENDED AND RESTATED 2013 STOCK INCENTIVE PLAN

ARTICLE I

PURPOSE AND EFFECTIVE DATE

1.1	Purpose. The purpose of the Plan is to provide equity incentives for employees, non-employee directors, and key consultants and contractors, thereby promoting the long-term growth and financial success of the Company.

1.2	Effective Date and Expiration of Plan. The Plan was initially adopted by the Board on July 25, 2013. The Board approved the amended and restated Plan on February 25, 2016 and the Plan, as amended and restated, will become effective upon approval by the Company’s stockholders (the “Effective Date”), which approval must be obtained within twelve (12) months of the adoption of this Plan by the Board. Unless earlier terminated by the Board pursuant to Section 11.2, the Plan shall terminate on July 25, 2023. No Award shall be made pursuant to the Plan after its termination date, but Awards made prior to the termination date may extend beyond that date. Notwithstanding the foregoing, the Plan may be terminated at such earlier time as the Board may determine. Termination of the Plan will not affect the rights and obligations of the Participants and the Company arising under Awards theretofore granted and then in effect.

ARTICLE II

DEFINITIONS

2.1	The following words and phrases, as used in the Plan, shall have the meanings set forth in this Section. When applying these definitions and any other word, term or phrase used in this Plan, the form of any word, term or phrase will include any and all of its other forms.

(a)	Award means, individually or collectively, any Nonqualified Stock Option Award, Restricted Stock Award, Restricted Stock Unit Award or Unrestricted Stock Award granted pursuant to this Plan.

(b)	Award Agreement means the written agreement between the Company and each Participant that describes the terms and conditions of each Award. An Award Agreement may be in an electronic medium, may be limited to a notation on the Company’s books and records and, if approved by the Committee, need not be signed by a representative of the Company or a Participant. If there is a conflict between the terms of the Plan and the Award Agreement, the terms of the Plan will govern.

(c)	Board means the Board of Directors of the Company.

(d)	Cause, with respect to any Participant, means: (a) gross negligence or gross neglect of duties; or (b) commission of a felony or of a gross misdemeanor involving moral turpitude in connection with the Participant’s employment or service, as the case may be, with the Company or any of its Subsidiaries; or (c) fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the Participant’s employment or provision of services, as the case may be; or (d) issuance of an order for removal of the Participant by the Company’s banks regulators. Any determination of “Cause” under this Plan shall be made by the Committee in its sole discretion, which determination shall be final and binding on all parties. If, subsequent to a Participant’s Termination (whether voluntary or involuntary), it is discovered that the Participant’s employment could have been terminated for Cause, such Participant’s employment shall be deemed to have been terminated for Cause. A Participant’s Termination for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made. In the event that the Participant is a party to an employment agreement that includes a definition of “Cause,” the employment agreement shall control with respect to the definition of “Cause.”

(e)	Code means the Internal Revenue Code of 1986, as amended or superseded after the Effective Date, and any applicable rulings or regulations issued thereunder.

(f)	Company means Equity Bancshares, Inc., a Kansas corporation.

(g)	Company Director means a non-employee member of the Board.

(h)	Company Stock means the Company’s common shares, without par value per share.

(i)	Committee means the Compensation Committee of the Board (or the full Board in the absence of any such Compensation Committee).

(j)	Covered Employee means any employee who is or, in the Committee’s determination, is likely to be, a “covered employee” within the meaning of Section 162(m) of the Code.

(k)	Disability means the Participant is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than twelve (12) months; or is, by reason of a medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than twelve (12) months, receiving replacement benefits for a period of not less than three (3) months under an accident and health plan covering employee of the Company. In the event that the Participant is a party to an employment agreement that includes a definition of “Disability,” the employment agreement shall control with respect to the definition of “Disability.”

(l)	Effective Date means the date on which the Plan is approved by the Company’s stockholders, as provided in Section 1.2.

(m)	Employee means any person who, on any applicable date, is a common law employee of the Company or any Subsidiary. The Company’s employment classification of an individual shall be binding and controlling for all purposes of the Plan and shall apply irrespective of any contrary employment classification of such individual by the Internal Revenue Service, a court of competent jurisdiction or any other person or entity.

(n)	Exchange Act means the Securities Exchange Act of 1934, as amended.

(o)	Fair Market Value means, as of any specified date, an amount equal to the reported closing price of a share of Company Stock on any established stock exchange or quotation system on the specified date or, if no shares of Company Stock have been traded on such date, the closing price of a share of Company Stock on any established stock exchange or quotation system as reported on the first day prior thereto on which shares of Company Stock were so traded. If the preceding sentence does not apply, Fair Market Value shall be determined in good faith by the Committee.

(p)	Fiscal Year means the fiscal year of the Company, which is the 52-week period ending on December 31.

(q)	Non-Employee Director means either a Company Director or a Subsidiary Director.

(r)	Nonqualified Stock Option or Option means an Option granted Pursuant to the provisions of Article V, which is not intended to be an incentive stock option to purchase Company Stock as defined under Section 422 of the Code.

(s)	Option Price means the price at which Company Stock may be purchased under an Option.

(t)	Participant means an Employee, Non-Employee Director, consultant or contractor to whom an Award has been made under the Plan.

(u)	Personal Representative means the person or persons who, upon the death, Disability, or incompetency of a Participant, shall have acquired, by will or by the laws of descent and distribution or by other legal proceedings, the right to exercise an Option Award theretofore granted or made to such Participant.

(v)	Plan means this Equity Bancshares, Inc. Amended and Restated 2013 Stock Incentive Plan, as amended from time to time.

(w)	Restricted Stock means Company Stock granted under this Plan pursuant to the provisions of Article VI.

(x)	Restricted Stock Units means an Award providing for the contingent grant of Company Stock (or the cash equivalent thereof) pursuant to the provisions of Article VII.

(y)	Retirement means with respect to a Participant who is an Employee, the normal or early retirement of such Participant pursuant to the terms of the Company’s 401(k) savings plan.

(z)	Shareholders mean the shareholders of the Company.

(aa)	Subsidiary means a corporation or other entity with respect to which more than 50% of the voting securities of such corporation or other entity is owned directly or indirectly by the Company.

(bb)	Termination means a Participant’s termination of employment or service with the Company or Subsidiary.

(cc)	Unrestricted Stock means Company Stock granted under this Plan pursuant to the provisions of Article VIII.

ARTICLE III

ADMINISTRATION

3.1	Committee to Administer. The Plan shall be administered by the Committee; provided, however, the Board shall have the sole authority to grant and administer Awards for Company Directors and any reference to the “Committee” in this Plan document shall mean the “Board” when referring to such Company Director Awards.

3.2	Powers of the Compensation Committee.

(a)	The Committee shall have full power and authority to interpret and administer the Plan and to establish and amend rules and regulations for its administration. Any action or decision by the Committee shall be final, binding and conclusive with respect to the interpretation of the Plan and any Award made under it.

(b)	Subject to the provisions of the Plan, the Committee shall have authority, in its discretion, to determine those Participants who shall receive an Award, the time or times when such Award shall be made, the vesting schedule, if any, for the Award and the type of Award to be granted, the number of shares to be subject to each Option and all other terms and conditions of any Award.

(c)	The Committee shall determine and set forth in an Award Agreement the terms of each Award. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement, in such manner and to the extent the Committee shall determine in order to carry out the purposes of the Plan. The Committee may, in its discretion, accelerate the date on which any Option may be exercised.

ARTICLE IV

ELIGIBILITY AND SHARES AVAILABLE FOR AWARD

4.1	Eligibility for Awards. An Award may be made to any Employee, Non-Employee Director or key consultants and contractors selected by the Committee. In making this selection and in determining the form and amount of the Award, the Committee may give consideration to the functions and responsibilities of the respective individuals, his or her present and potential contributions to the success of the Company, the value of his or her services to the Company, and such other factors deemed relevant by the Committee.

4.2	Shares Available Under the Plan.

(a)	Subject to adjustment under Section 11.1, the number of shares of Company Stock that may be issued pursuant to Awards under the Plan shall not exceed, in the aggregate, 900,000 shares.

(b)	Any Company Stock related to Awards that are forfeited, terminated, expire unexercised, tendered by a Participant in connection with the exercise of an Award, withheld from issuance in connection with a Participant’s payment of tax withholding liability, settled in cash in lieu of Company Stock, or settled in such other manner so that a portion or all of the Company Stock included in an Award are not issued to a Participant shall become automatically available for other Awards.

4.3	Tax Code Limits. Upon the expiration of the reliance period relating to the exemption for corporations that become publicly held, as specified in Treasury Regulation Section 1.162-27(f), the aggregate number of shares of Company Stock subject to Awards of Nonqualified Stock Options granted under the Plan during any calendar year to any individual Covered Employee shall not exceed 90,000 shares, which number shall be adjusted pursuant to Section 11.1.

4.4	Dividends and Dividend Equivalents. The terms of an Award may provide a Participant with the right to receive dividend payments or dividend equivalent payments with respect to shares of Company Stock covered by the Award, which payments may be either made currently or credited to an account established for the Participant, and may be settled in cash or shares of Company Stock, as determined by the Committee.

ARTICLE V

NON-QUALIFIED STOCK OPTIONS

5.1	Award of Stock Options. Awards under the Plan shall consist of Nonqualified Stock Options. All Awards shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Committee deems appropriate.

5.2	Period of Option.

(a)	An Option granted under the Plan shall be exercisable only in accordance with the vesting schedule approved by the Committee. The Committee may in its discretion prescribe additional conditions, restrictions or terms on the vesting of an Option. After the Option vests, the Option may be exercised at any time during the term of the Option, in whole or in installments, as specified in the related Award Agreement. Subject to Section 5.6, the duration of each Option shall not be more than ten years from the date of grant.

(b)	Except as provided in Section 5.6, a Participant may not exercise an Option unless such Participant is then, and continually (except for sick leave, military service, or other approved leave of absence) after the grant of the Option has been, an Employee or Non- Employee Director.

5.3	Award Agreement. Each Option shall be evidenced by an Award Agreement.

5.4	Option Price, Exercise and Payment.

(a)	The Option Price of Company Stock under each Option shall be determined by the Committee but shall be a price not less than 100 percent of the Fair Market Value of Company Stock at the date such Option is granted.

(b)	Subject to Section 5.6, the Committee may not (i) amend an Option to reduce its Option Price, (ii) cancel an Option and re-grant an Option with a lower Option Price than the original Option Price of the cancelled Option, or (iii) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of “re- pricing” an Option.

(c)	Vested Options may be exercised from time to time by giving written notice to the Company’s Chief Financial Officer or his or her designee, specifying the number of shares to be purchased. The notice of exercise shall be accompanied by payment in full of the Option Price in cash or the Option Price may be paid in whole or in part through the transfer to the Company of shares of Company Stock in accordance with procedures established by the Committee from time to time. In addition, to the extent authorized by the Committee and subject to the rules and procedures established by the Committee for this purpose, an Option may also be exercised through a cashless exercise procedure that affords a Participant the opportunity to receive a number of shares of Company Stock equal to the quotient of (i) the aggregate Fair Market Value of the Option shares being exercised less the Option Price of such Option shares and less the amount of any applicable tax withholding obligations, divided by (ii) the Fair Market Value of one share of Company Stock.

(d)	In the event such Option Price is paid in whole or in part, with shares of Company Stock, the portion of the Option Price so paid shall be equal to the value, as of the date of exercise of the Option, of such shares. The value of such shares shall be equal to the number of such shares multiplied by the Fair Market Value of such shares. The Company shall not issue or transfer Company Stock upon exercise of an Option until the Option Price is fully paid.

5.5	Rights and Privileges. A Participant shall have no rights as a Shareholder with respect to any shares of Company Stock covered by an Option until the issuance of such shares to the Participant.

5.6	Termination of Employment. Subject to Article IX (Change in Control of the Company), the following provisions will govern the treatment of a Participant’s outstanding Nonqualified Stock Option Awards following a Participant’s Termination.

(a)	If the Participant’s Termination is due to death, Disability or Retirement, then all of the Participant’s outstanding Options shall become fully vested and may be exercised by the Participant (or his Personal Representative) at any time before the earlier of (i) one year after the Participant’s Termination or (ii) the expiration date of the Award.

(b)	If the Participant’s Termination is for any reason other than death, Disability, Retirement, or Cause, then (i) any Options that are not vested on the date of such Termination will immediately terminate and be of no further force and effect and (ii) any Options that are vested on the date of such Termination may be exercised by the Participant (or his Personal Representative) at any time before the earlier of (i) three months after the Participant’s Termination or (ii) the expiration date of the Award.

(c)	If the Participant’s Termination is for Cause, then all of the Participant’s outstanding Options (whether or not then vested and exercisable) shall expire and any rights thereunder shall terminate immediately.

ARTICLE VI

RESTRICTED STOCK

6.1	Award of Restricted Stock. Each grant of Restricted Stock under this Plan shall be subject to an Award Agreement, stock certificate transfer legend, or stop transfer instructions to the Company’s stock transfer agent, specifying the terms and conditions of the Award. Restricted Stock granted under this Plan shall consist of shares of Company Stock that are restricted as to transfer, subject to forfeiture, and subject to such other terms and conditions as the Committee may specify. The terms and conditions may provide, in the discretion of the Committee, for the lapse of transfer restrictions or forfeiture provisions to be accelerated or contingent upon the achievement of one or more specified performance goals.

ARTICLE VII

RESTRICTED STOCK UNITS

7.1	Award of Restricted Stock Units. Each grant of Restricted Stock Units under this Plan shall be evidenced by an Award Agreement that (a) provides for the issuance of shares of Company Stock to a Participant at such time or times as the Committee may specify, and (b) contains such other terms and conditions as the Committee may specify, including terms that condition the issuance of shares of Company Stock upon the achievement of one or more specified performance goals.

ARTICLE VIII

UNRESTRICTED STOCK

8.1	Unrestricted Stock Awards. The Committee may grant shares of Company Stock in lieu of cash compensation, pursuant to a stock award program or otherwise, without imposing any minimum vesting or holding period on such Company Stock.

ARTICLE IX

CHANGE IN CONTROL OF THE COMPANY

9.1	Contrary Provisions. Notwithstanding anything contained in the Plan to the contrary, the provisions of this Article IX shall govern and supersede any inconsistent terms or provisions of the Plan.

9.2	Change in Control. For purposes of this Plan, Change in Control shall mean the first to occur of any of the following events from and after the date of this Agreement:

(i)	Any person, entity or a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act, as amended (the “Exchange Act”)) becomes the beneficial owner, directly or indirectly of securities of the Company representing 50% or more of: (a) the then outstanding shares of Company Stock; (b) the combined voting power of the Company’s then outstanding securities; or (c) the fair market value of all the Company’s then outstanding securities; provided, however, if any person, entity or group is considered to own more than 50% of (a) the then outstanding shares of common stock of the Company; (b) the combined voting power of the Company’s then outstanding securities; or (c) the fair market value of all the Company’s then outstanding securities, the acquisition of additional securities by the same person, entity or group shall not be deemed to be a Change in Control; or

(ii)	The majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

(iii)	The consummation of a merger or consolidation of the Company with any other entity other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) 50% or more of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person, entity or “group” (as defined in Section 13(d)(3) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of: (a) the then outstanding shares of Company Stock; (b) the combined voting power of the Company’s then outstanding securities; or (c) the fair market value of all the Company’s then outstanding securities; or

(iv)	The sale or disposition of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

For purposes of this Section, “beneficial ownership” shall be determined in accordance with Rule 13d-3 under the Exchange Act.

9.3	Effect of Change in Control on Certain Awards.

(a)	All outstanding Options, Restricted Stock, and Restricted Stock Units granted to Participants who are employed by the Company or a Subsidiary at the time of a Change in Control shall become fully vested and exercisable, unless otherwise provided in an applicable Award Agreement or as set forth in (b) below.

(b)	Notwithstanding the foregoing or any provision in this Plan or an Award Agreement to the contrary, in the event that the Company undergoes a Change in Control, or in the event the Company shall become a party to any corporate merger, consolidation, major acquisition of property for stock, separation, reorganization or liquidation, the Committee (or the board of directors of any corporation assuming the obligations of the Company) shall have the sole and absolute power and discretion to prescribe and amend the terms and conditions for the exercise, or modification, of any outstanding Awards granted hereunder. Such power and discretion shall include, but shall not be limited to, the power and authority to provide that Options granted hereunder must be exercised in connection with the closing of such transaction and that if not so exercised such Options will expire. Any such determinations by the Committee may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. Notwithstanding the foregoing, any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s capital, shall not constitute a merger, consolidation, major acquisition of property for stock, separation, reorganization, liquidation, or Change in Control.

9.4	Amendment or Termination. This Article IX shall not be amended or terminated at any time if any such amendment or termination would adversely affect the rights of any Participant under the Plan.

ARTICLE X

COVENANTS AND ACKNOWLEDGMENTS

10.1	Confidentiality / Non-Solicitation / Non-Competition Agreement. If so required by the terms of the Award Agreement, the Participant shall be bound by the terms of any confidentiality, non-solicitation, non-competition, and/or similar terms however denominated in his/her employment agreement with the Company (to the extent he/she has entered into any such agreement). The provisions set out herein shall be in addition to any such terms and/or agreements between Participant and the Company. Regardless, in consideration of any Award received and the Confidential Information (as defined herein) and customer good will to which Participant has been or will be given access through his or her continued employment with the Company, the Participant acknowledges and agrees as follows (the “Agreement”):

(a)

Acknowledgements: Participant acknowledges and agrees that in the conduct of Participant’s duties, Participant may be exposed to, and, in some cases, to come into possession of certain documents, lists, databases, financial statements, contracts, agreements, personnel records (including evaluations, manuals, tests, etc.), correspondence, plans, records, documents, materials and other information (including but not limited to customer information), all of which pertains to the business of the

Company, including its financial affairs, the terms of its agreements with customers and other parties and certain creative works and/or processes prepared by or for the Company. All such information is not generally available to the public, is a valuable, special, and unique asset of the Company’s business and constitutes trade secrets/confidential proprietary information of the Company (the “Confidential Information”). Participant further acknowledges the misappropriation or unauthorized disclosure of Confidential Information at any time is prohibited and will cause the Company irreparable injury. Participant further acknowledges that the Company’s relationships with its customers, employees, and other business associations are among the Company’s most important assets and that developing, maintaining, and continuing such relationships is one of the Company’s highest priorities. Participant further understands Participant will be relied upon to develop and to maintain such relationships on behalf of the Company throughout the course of Participant’s employment with the Company.

(b)	Non-Disclosure, Non-Removal, and Return of Documents: Participant expressly covenants and agrees that during and after the term of Participant’s employment by the Company, Participant will never divulge any Confidential Information imparted to or obtained by Participant during the course of said employment except as directed by the Company or by a court having jurisdiction and directing the disclosure of any such information by court order with appropriate provisions to protect the confidentiality of such records to the extent practicable. Other than in the ordinary course of business, Participant shall not directly or indirectly copy, take, or remove from the Company’s premises any of the Company’s Confidential Information without the prior written consent of the Company. At the request of the Company or upon Participant’s Separation from Service for any reason, Participant shall immediately return and surrender to the Company originals and all copies of any the Company property, including but not limited to its Confidential Information.

(c)	Non-Solicitation: Participant agrees that, during the period of Participant’s employment and for a period of twelve (12) months following his/her Separation from Service (“the Non-Solicitation Restricted Period”), the Participant will not directly or indirectly solicit, divert, or take away, or attempt to solicit, divert, or take away, (i) the business or patronage of any of the clients, customers, or accounts, or prospective clients, customers, or accounts, of the Company, or (ii) any employee of the Company to terminate his or her employment with, or otherwise cease a relationship with, the Company.

(d)	Non-Competition: Participant agrees that, during the period of Participant’s employment and for a period of twelve (12) months following his/her Separation from Service (“the Non-Competition Restricted Period”), the Participant will not directly or indirectly, either individually or as a principal, partner, employee, agent or in any other manner or capacity whatsoever, engage in, assist or have any active interest in a business, located in any county where the Company has a physical location, that competes with or engages in the business conducted by the Company

(e)	Judicial Modification: the Company and Participant have attempted to limit Participant’s rights in Sections 10.1(a) – (d) above only as reasonably necessary to the extent permitted by applicable law and necessary to protect the Company from unfair competition. In the event the Company seeks to enforce the restrictions in Sections 10.1(a) – (d), Participant agrees not to seek to avoid such enforcement on the ground such restrictions are unreasonable in scope and/or duration. Further, if a Court of competent jurisdiction determines the restrictions contained in Sections 10.1(a) – (d) are too long in duration or too broad in geographic scope to be reasonable and enforceable, then the Court shall amend such a provision only so much as shall be necessary for the restrictions contained herein to be enforceable.

(f)

Legal and Equitable Relief: Participant agrees and stipulates that the restrictions contained in Sections 10.1(a) – (d) are necessary for the protection of the legitimate business interests, goodwill, and privacy of the Company and its customers. Any breach of Sections 10.1(a) – (d) will cause the Company substantial and irrevocable damage. Further, in addition to such other remedies that may be available, including the recovery of damages from Participant, the Company shall have the right to injunctive relief to restrain or enjoin any actual or threatened breach of the provisions of Sections 10.1(a) – (d), without posting bond. If the Company prevails in whole or in part in a legal proceeding to remedy a breach or threatened breach of this Agreement, then the Company shall be entitled to recover its reasonable attorney’s fees, expert witness fees, and out-of-pocket costs incurred in connection with such proceeding, in addition to any other relief it may be granted.

(g)	Tolling of Agreement: To the extent Participant violates the provisions of Sections 10.1(c) and/or 10.1(d) above, the running of the Non-Solicitation Restricted Period and/or the Non-Competition Restricted Period shall be tolled during such period of violation.

ARTICLE XI

MISCELLANEOUS

11.1	Adjustments Upon Changes in Stock. In case of any reorganization, recapitalization, reclassification, stock split, stock dividend, distribution, combination of shares, merger, consolidation, rights offering, or any other changes in the corporate structure or shares of the Company, appropriate adjustments shall be made by the Committee (or if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) in the aggregate number and kind of shares subject to the Plan, and the number and kind of shares and the Option Price per share subject to outstanding Options. Any such adjustments made by the Committee pursuant to this Section 11.1 shall be conclusive and binding for all purposes under the Plan.

11.2	Amendment, Suspension, and Termination of Plan.

(a)	The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that any Awards thereunder shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, no such amendment, suspension, or termination shall materially adversely alter or impair any outstanding Awards without the consent of the Participant affected thereby.

(b)	Notwithstanding the foregoing, the Plan and any Award Agreements may be amended without any additional consideration to affected Participants to the extent necessary to comply with, or avoid penalties under, Section 409A of the Code, even if those amendments reduce, restrict or eliminate rights granted prior to such amendments.

11.3	Non-uniform Determinations. The Committee’s determinations under the Plan, including without limitation, (i) the determination of the individuals to receive Awards, (ii) the form, amount, and timing of any Awards, (iii) the terms and provisions of any Awards and (iv) the Award Agreements evidencing the same, need not be uniform and may be made by it selectively among individuals who receive, or who are eligible to receive, Awards under the Plan, whether or not such individuals are similarly situated.

11.4	General Restriction. Each Award under the Plan shall be subject to the condition that, if at any time the Committee shall determine that (i) the listing, registration, or qualification of the shares of Company Stock subject or related thereto upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government or regulatory body, or (iii) an agreement by the Participant with respect thereto, is necessary or desirable, then such Award shall not become exercisable in whole or in part unless such listing, registration, qualification, consent, approval, or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

11.5	No Right to Employment. None of the actions of the Company in establishing the Plan, the actions taken by the Company, the Board or the Committee under the Plan, or the granting of any Award under the Plan shall be deemed (i) to create any obligation on the part of the Company or any Subsidiary to retain any person in the employ of, or continue the provision of services to, the Company or any Subsidiary, or (ii) to be evidence of any agreement or understanding, express or implied, that the person has a right to continue as an employee, consultant, or advisor for any period of time or at any particular rate of compensation.

11.6	Governing Law. The provisions of the Plan shall take precedence over any conflicting provision contained in an Award Agreement. All matters relating to the Plan or to Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Kansas without regard to the principles of conflict of laws.

11.7	Indemnification of Board and Committee. Indemnification shall be in accordance with the Code of Regulations as amended by the Company’s shareholders from time to time.

11.8	No Impact on Benefits. Awards are not compensation for purposes of calculating a Participant’s rights under any employee benefit plan that does not specifically require the inclusion of Awards in calculating benefits.

11.9	Beneficiary Designation. Each Participant may name a beneficiary or beneficiaries to receive or exercise any vested Award that is unpaid or unexercised at the Participant’s death. Unless otherwise provided in the beneficiary designation, each designation will revoke all prior designations made by the same Participant, must be made on a form prescribed by the Committee and will be effective only when filed in writing with the Committee. If a Participant has not made an effective beneficiary designation, the deceased Participant’s beneficiary will be the Participant’s surviving spouse or, if none, the deceased Participant’s estate. The identity of a Participant’s designated beneficiary will be based only on the information included in the latest beneficiary designation form completed by the Participant and will not be inferred from any other evidence.

11.10	Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state and local taxes required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event arising as a result of an Award granted hereunder, a Participant may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of Company Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

11.11	Right of Recapture. If, at any time within one year after the date on which a Participant exercises an Option (a “realization event”), the Committee determines in its discretion that the Company has been materially harmed by the Participant, whether such harm (a) results in the Participant’s Termination for Cause or (b) results from any activity of the Participant determined by the Committee to be in competition with any activity of the Company, or otherwise prejudicial, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any gain realized by the Participant from the realization event shall be paid by the Participant to the Company upon notice from the Company. Such gain shall be determined as of the date of the realization event, without regard to any subsequent change in the Fair Market Value of the Company Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

11.12	Investment Representations. As a condition to the exercise or granting of an Award, the Committee may require the person exercising or receiving such Award to represent and warrant that the shares of Company Stock are being purchased only for investment and without any present intention to sell or distribute such shares of Company Stock if, in the opinion of counsel for the Company, such a representation is required.

11.13

Compliance with Section 409A of the Internal Revenue Code. If applicable, any Award made under this Plan shall be interpreted and administered in a manner so that any amount or benefit payable with respect to such Award shall be paid or provided in a manner that is either exempt from or compliant with the requirements Section 409A of the Code, and applicable Internal Revenue Service guidance and Treasury

Regulations issued thereunder. Notwithstanding anything in this Plan to the contrary, all payments and benefits under an Award that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code and that would otherwise be payable or distributable hereunder by reason of a Participant’s termination of employment, will not be payable or distributable to such Participant unless the circumstances giving rise to such termination of employment meet any description or definition of “separation from service” in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). If this provision prevents the payment or distribution of any amount or benefit, such payment or distribution shall be made on the date, if any, on which an event occurs that constitutes a Section 409A-compliant “separation from service.” Further, to the extent a Participant is a “specified employee” within the meaning of Section 409A of the Code, then payment may not be made before the date which is six (6) months after the date of separation from service (or, if earlier, the date of death of such Participant).

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

EQUITY BANCSHARES, INC.

2016 Annual Meeting of Stockholders April 27, 2016 5:00 p.m. Central Time This Proxy is Solicited on Behalf of the Board of Directors
MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided

PROXY - EQUITY BANCSHARES, INC.

▲  FOLD HERE • DO NOT SEPARATE • INSERT IN THE ENVELOPE PROVIDED  ▲

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” ITEMS 1, 2, 3 AND 4 AND IN THE PROXIES’ DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please mark your votes like this	☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”:

1. Election of Directors	FOR	AGAINST	ABSTAIN
Nominees:

(1) James L. Berglund	☐	☐	☐

(2) Roger A. Buller	☐	☐	☐

(3) Michael R. Downing	☐	☐	☐

(4) David B. Moore	☐	☐	☐

(5) Shawn D. Penner	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. Ratification of Crowe Chizek LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016	☐	☐	☐

	FOR	AGAINST	ABSTAIN
3. Approval of the amendment of the Company’s Amended and Restated Articles of Incorporation to increase the maximum number of directors from fifteen to twenty-five directors	☐	☐	☐

	FOR	AGAINST	ABSTAIN
4. Approval of the Company’s Amended and Restated 2013 Stock Incentive Plan	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 3 AND 4.

COMPANY ID: PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature, if held jointly	Date	, 2016.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the

2016 Annual Meeting of Stockholders to be held April 27, 2016

The Notice of 2016 Annual Meeting, Proxy Statement and our 2016 Annual

Report to Stockholders are available at www.equitybank.com

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN THE ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

EQUITY BANCSHARES, INC.

Annual Meeting of Stockholders

April 27, 2016, 5:00 p.m. Central Time

The 2016 Annual Meeting of Stockholders of Equity Bancshares, Inc. will be held on April 27, 2016 at 5:00 p.m., Central Time, at Wichita Country Club, 8501 E. 13th Street North, Wichita, Kansas 67206. The undersigned acknowledges receipt of the related Notice of 2016 Annual Meeting of Stockholders and Proxy Statement, dated March 28, 2016, accompanying this proxy.

The undersigned appoints Brad S. Elliott and Gregory H. Kossover, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Class A common stock, par value $0.01 per share, of Equity Bancshares, Inc. held of record by the undersigned at the close of business on March 14, 2016 at the 2016 Annual Meeting of Stockholders of Equity Bancshares, Inc. or at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR ITEM 1, ITEM 2, ITEM 3 AND ITEM 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)